UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-08411

(Investment Company Act file number)

The James Advantage Funds

(Exact name of registrant as specified in charter)

1349 Fairground Road

Xenia, Ohio 45385

(Address of principal executive offices) (Zip code)

Barry R. James

P.O. Box 8

Alpha, Ohio 45301

(Name and address of agent for service)

Registrant’s telephone number, including area code: (937) 426-7640

Date of fiscal year end: June 30

Date of reporting period: July 1, 2014 – December 31, 2014

Item 1. Reports to Stockholders.

James Balanced: Golden Rainbow Fund

James Small Cap Fund

James Mid Cap Fund

James Micro Cap Fund

James Long-Short Fund

James Advantage Funds	Shareholder Letter

December 31, 2014 (Unaudited)

After the stellar stock market returns of 2013, not many looked for another year of double-digit returns in 2014, so the 13.69% return on the S&P 500® Index was a welcome surprise. Even more surprising was the 25.07% return on the Barclays Long Treasury Index, which helped propel the broader Barclays Aggregate Index to a 5.97% return. All was not so rosy, though, for small cap investors as the Russell 2000® Index managed only a 4.89% return for the year. In fact, over 60% of the stocks in the Russell 2000® Index dropped by over 20% at some point in the year.

The Markets Over the Past Six Months

A 10% correction in stocks has not been uncommon after a large gain, but the biggest correction in the S&P 500® Index in 2014 was 9.82% from the intra-day high on September 18 to the intra-day low on October 16. This correction provides evidence of the increase in stock market volatility, which rose again in the fourth quarter. While U.S. economic data, including the employment data, showed increasing strength over the last six months of the year, concerns over Europe’s slowing inflation and growth, the Ukrainian problems and China’s weakening growth all contributed to rising volatility in U.S. markets.

Investment Goals and Objectives

Preservation of capital and income are the two primary objectives of the James Balanced: Golden Rainbow Fund. The Fund will increase exposure to stocks when the research of its Adviser, James Investment Research, Inc., signals a higher probability of a rally and lower risk in the stock market. The Fund’s Adviser does its own research in the stock markets and relies on the quality of that research. Even with interest rates at historic lows, the James Balanced: Golden Rainbow Fund paid out a regular dividend every quarter, and supplemented income needs of shareholders with a 3.129 cent short-term capital gains dividend and an 82.28 cent long-term capital gains dividend in December, consistent with the income objective of the Fund.

The James Small Cap Fund, the James Mid Cap Fund, the James Long-Short Fund and the James Micro Cap Fund seek long-term capital appreciation as their primary objectives. These Funds look for stocks the Adviser believes to be undervalued, using its proprietary research to sift through a database of over 8,500 stocks. The James Long-Short Fund may employ a short-selling strategy, and may also leverage itself through bank borrowings. The basic research is the same for all the Funds. The Adviser prides itself on its own research and does not buy outside research. Consistent with this philosophy, the Adviser has no soft-dollar arrangements. These Funds do not seek to pay dividends as they do not have income as a primary objective, but will distribute income (and capital gains) when earned through dividends or other sources.

Investment Philosophy

Since 1972, the Adviser has tried to assess the risk in the markets, both stocks and bonds, and to incorporate that research in an active asset allocation strategy. The Adviser believes that preservation of capital in poor markets is the key to long-term success in investing. Experience has taught the Adviser to believe that stocks with strong earnings growth, low valuations and relative strength are more likely to outperform the broad stock market over time, and that preserving capital in down markets is very important in achieving long-term growth. Also, the Adviser finds that many smaller capitalized company stocks are overlooked by the broader investment community and offer bargains that its model-driven research tries to ferret out. James Investment Research, Inc.’s independent research is generally free of Wall Street hype and is intended to filter out the fads or hysteria and focus on historical risk/return relationships. The Adviser is not a market follower and rarely travels with the herd.

Strategy for Meeting Fund Objectives

The Funds’ portfolio managers are active tactical asset allocators in the James Balanced: Golden Rainbow Fund and in the James Long-Short Fund. When the Adviser’s risk research indicates that the risk in the stock market is low and that opportunities for stocks to move higher are great, the Funds’ portfolio managers will increase the allocation to common stocks in the James Balanced: Golden Rainbow Fund and take more aggressive positions in the James Long-Short Fund, such as leveraging the portfolio. Of course, a balanced fund will always hold both bonds and stocks, and the James Balanced: Golden Rainbow Fund normally will not fall below 25% in its allocation to either stocks or bonds. In 2014, portfolio managers were buyers of long-term Treasury securities early in the year, claiming that 2014 was “the year of the bond”. The portfolio took profits on some of those longer term bonds in the fourth quarter as yields dropped. As always, the James Balanced: Golden Rainbow Fund bought only higher quality bonds with Investment Grade ratings by S&P and Moody’s and continued to hold a significant position in U.S. Treasury Securities.

The James Small Cap Fund, the James Mid Cap Fund, the James Micro Cap Fund and the James Long-Short Fund use the same proprietary research, but concentrate on separate strategies that include market capitalization niches for the first three Funds and allows for both long and short positions in all market capitalizations for the James Long-Short Fund. The Adviser’s research personnel use independent analysis to identify sectors likely to outperform over coming months, and then identify stocks it believes are undervalued. The Adviser also seeks to identify the risk levels in the broad stock market through its research, which then helps portfolio managers adjust Fund holdings accordingly. If the research points towards a decline in economic activity and in stock prices, all of the Funds will try to hold defensive stocks, such as utilities, health care and non-cyclicals,

Semi-Annual Report | December 31, 2014	1

Shareholder Letter	James Advantage Funds
December 31, 2014 (Unaudited)

while still retaining the Adviser’s strategy of seeking out bargain stocks. In addition, the James Balanced: Golden Rainbow Fund will increase its holdings in bonds and reduce exposure to common equities, and the James Long-Short Fund may add short positions. Stocks the Adviser considers to be bargains generally have low value ratios, such as price to earnings and price to cash, but also generally have strong earnings and relative strength. The Adviser has found this strategy to be very useful over the long run.

All of the Funds in the James Advantage Funds family employ a disciplined SELL strategy, eliminating securities that lose their value traits or otherwise fall out of favor due to macro-economic changes, management changes or similar events. The Adviser’s staff regularly monitors all of the Funds’ holdings and employs multiple screens to detect changes in a company profile. As you will see in the Financial Highlights report, the Funds’ turnover ratios are low by most industry standards, helping to reduce transaction costs for the shareholders.

Fund Performance

Over the last six months of 2014, The James Balanced: Golden Rainbow Retail Class advanced 1.32%, including dividends, and the Institutional Class shares returned 1.51% with dividends, while their blended Index benchmark rose 2.47% (see benchmark details on page 4 of this report). The James Small Cap Fund declined -0.50% over the last six months of the year versus a 1.65% increase in its benchmark (the Russell 2000® Index). The James Mid Cap Fund declined -2.99%, trailing its benchmark (the S&P MidCap 400® Value Index) return of 1.87%. The James Micro Cap Fund rose 5.17% versus its benchmark (the Russell Microcap® Index) return of 2.06%. The James Micro Cap Fund paid a large capital gains dividend in December. The Fund realized some large gains on long term holdings that had done very well which resulted in a larger than usual distribution. The James Long-Short Fund rose 0.94% percent, lagging its benchmark (the S&P 500® Index) return of 6.12%. The Mid Cap Fund trailed its benchmark, but its benchmark is the Value component of the S&P Mid Cap Index. Indeed, for the last six months of 2014, Value did lag Growth (Mid-Cap Value returns of 1.84% vs. Mid Cap Growth return of 2.35% and S&P 500 Value returns of 5.03% vs. S&P 500 Growth returns of 7.07%).

The James Balanced: Golden Rainbow Fund’s holdings in long-term Treasury notes in early 2014 went counter to public opinion and drew many questions from the investing community. However, by the second half of the year the value of longer term Treasury securities became clear, and shareholders benefited from the strong returns. The Barclays U.S. Treasury 20+ Year Total Return Index had a total return of 27.48% over the year and 12.63% over the last six months of the year. Holdings in foreign bonds did not add value because the dollar strengthened, even as yields declined overseas. In 2014 the U.S. dollar rose 8.32% vs. the Australian dollar, 8.59% vs. the Canadian dollar, 17.54% vs. the Swedish Krona, 18.53% vs. the Norwegian Krone, 11.97% vs. the Euro and 8% vs. the Turkish Lira. However, foreign bonds account for less than 2% of the portfolio holdings.

Expectations for the Future

Considering the presidential election cycle, 2015 is the pre-election year. Historically, this is the strongest year of the four year presidential election cycle. With the Republicans now in charge of the Congress, but without a veto-proof majority, the Adviser believes it is unlikely that any material legislation will be enacted. Oil remains at very low levels, which will likely add to U.S. and global Gross Domestic Product (GDP). The U.S. economy is showing signs of more normal growth and the Federal Reserve is in no hurry to begin its long anticipated return to normal interest rates, thus continuing to fuel the recovery with easy money. While James Investment Research, Inc. expects volatility in stocks and bonds will remain high, the Adviser is confident that 2015 will bring many investment opportunities and is dedicated to using its research and analytical skills to identify them.

Thomas L. Mangan

Chief Financial Officer

The statements and opinions expressed are those of the author and are as of the date of this report. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.

You should carefully consider the investment objectives, potential risks, management fees and charges and expenses of any Fund before investing. Each Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of any Fund’s prospectus by calling 1-800-995-2637.

Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Thomas L. Mangan is a registered representative of ALPS Distributors, Inc.

2	www.jamesfunds.com

James Advantage Funds	Shareholder Letter
December 31, 2014 (Unaudited)

PE Ratio: The price earnings ratio of a stock, found by dividing the current price per share of the stock by its trailing four quarter earnings per share.

Barclay’s Long Treasury Index: A widely recognized index reflecting the price and yields of all outstanding U.S. Treasury bonds with maturities greater than ten years. As of December 31, 2014 the index held 43 issues. The index is not actively managed and does not reflect the deduction for fees, expense or tax. An investor may not invest directly an index.

Barclays Aggregate Index: A widely recognized index of investment grade bonds in the U.S. Government, Corporate, Mortgage-backed and Asset Backed sectors. As of December 31, 2014, the index held 9,115 issues. The index is not actively managed and does not reflect the deduction for fees, expense or tax. An investor may not invest directly an index.

Barclays U.S. Treasury 20+ year Total Return Index: A widely recognized index reflected the total return (price action plus interest income) from all outstanding U.S. Treasury securities with maturities greater than 20 years. As of December 31, 2014, the index held 29 issues. The index is not actively managed and does not reflect the deduction for fees, expense or tax. An investor may not invest directly an index.

Semi-Annual Report | December 31, 2014	3

Growth of $10,000 Charts	James Advantage Funds

December 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Balanced: Golden Rainbow Fund – Retail Class

James Balanced: Golden Rainbow Fund –

Retail Class

Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow – Retail Class	7.12%	9.35%	7.23%	8.39%
S&P 500® Index	13.69%	15.45%	7.67%	9.70%
Russell 2000® Index	4.89%	15.55%	7.77%	10.25%
Barclays Capital U.S. Intermediate Government/ Credit Bond Index	3.13%	3.54%	4.10%	5.78%
Blended Index(1)	6.34%	9.74%	6.34%	8.31%

(1)

The Blended Index is comprised of a 25% weighting in the S&P 500® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital U.S. Intermediate Government/Credit Bond Index.

(2)	Inception was July 1, 1991.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2014, was 1.01%.

Comparison of the Change in Value of a $50,000 Investment in the James Balanced: Golden Rainbow Fund – Institutional Class

James Balanced: Golden Rainbow Fund – Institutional Class

Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow – Institutional Class	7.42%	9.64%	N/A	12.25%
S&P 500® Index	13.69%	15.45%	N/A	22.88%
Russell 2000® Index	4.89%	15.55%	N/A	24.25%
Barclays Capital U.S. Intermediate Government/ Credit Bond Index	3.13%	3.54%	N/A	4.03%
Blended Index(1)	6.34%	9.74%	N/A	13.84%

(1)

The Blended Index is comprised of a 25% weighting in the S&P 500® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital U.S. Intermediate Government/Credit Bond Index.

(2)	Inception was March 2, 2009.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2014, was 0.76%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

The S&P 500® Index, Russell 2000® Index, Barclays Capital U.S. Intermediate Government/Credit Bond Index and Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

4	www.jamesfunds.com

James Advantage Funds	Growth of $10,000 Charts
December 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund

James Small Cap Fund

Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Small Cap Fund	1.54%	16.21%	6.38%	8.81%
Russell 2000® Index	4.89%	15.55%	7.77%	9.34%

(1)	Fund inception was October 2, 1998.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2014, was 1.51%.

Comparison of the Change in Value of a $10,000 Investment in the James Mid Cap Fund

James Mid Cap Fund

Average Annual Total Returns

	1 Year	5 Year	Since Inception(1)
James Mid Cap Fund	5.77%	13.59%	6.36%
S&P MidCap 400® Value Index	12.10%	16.40%	8.80%

(1)	Fund inception was June 30, 2006.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2014, was 1.51%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Mid-Cap Fund invests in stocks of mid-cap companies which tend to be more volatile and can be less liquid than stocks of large-cap companies. Diversification does not guarantee a profit or protect against loss. Current and future portfolio holdings are subject to risk.

The Russell 2000® Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The S&P MidCap 400® Value Index is a recognized, unmanaged index of mid cap stocks considered to be value stocks using Standard and Poor’s methodology.

The Russell 2000® Index and S&P MidCap Value 400® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Semi-Annual Report | December 31, 2014	5

Growth of $10,000 Charts	James Advantage Funds
December 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Micro Cap Fund

James Micro Cap Fund

Average Annual Total Returns

	1 Year	Since Inception(1)
James Micro Cap Fund	6.39%	14.83%
Russell Microcap® Index	3.65%	18.29%

(1)	Fund inception was July 1, 2010.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2014 was 1.51%.

Comparison of the Change in Value of a $10,000 Investment in the James Long-Short Fund

James Long-Short Fund

Average Annual Total Returns

	1 Year	Since Inception(1)
James Long-Short Fund	8.07%	9.79%
S&P 500® Index	13.69%	15.64%

(1)	Fund inception was May 23, 2011.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2014, was 2.59%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

Short selling incurs significant additional risk; theoretically, stocks sold short have unlimited upside risk potential. In addition, this strategy depends on the Adviser’s ability to correctly identify undervalued and overvalued stocks, and that the stock markets are reasonable and efficient. Periods of extreme volatility may harm the performance of this product. The Long-Short Fund may have a high portfolio turnover rate. A high portfolio turnover rate can result in increased brokerage commission costs and may expose taxable shareholders to potentially larger current tax liability.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The S&P 500® Index and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

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James Advantage Funds	Disclosure of Fund Expenses
December 31, 2014 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions, and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Net Expense Ratio Annualized December 31, 2014(a)		Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expense Paid During Period(b)
James Balanced: Golden Rainbow Fund
Retail Class Actual	0.98%		$1,000.00	$1,013.20	$4.97
Retail Class Hypothetical (5% return before expenses)	0.98%		$1,000.00	$1,020.27	$4.99

Institutional Class Actual	0.73%		$1,000.00	$1,015.10	$3.71
Institutional Class Hypothetical (5% return before expenses)	0.73%		$1,000.00	$1,021.53	$3.72

James Small Cap Fund
Actual	1.50%		$1,000.00	$995.00	$7.54
Hypothetical (5% return before expenses)	1.50%		$1,000.00	$1,017.64	$7.63

James Mid Cap Fund
Actual	1.50%		$1,000.00	$970.10	$7.45
Hypothetical (5% return before expenses)	1.50%		$1,000.00	$1,017.64	$7.63

James Micro Cap Fund
Actual	1.50%		$1,000.00	$1,051.70	$7.76
Hypothetical (5% return before expenses)	1.50%		$1,000.00	$1,017.64	$7.63

James Long-Short Fund
Actual	2.72	%(c)	$1,000.00	$1,009.40	$13.78
Hypothetical (5% return before expenses)	2.72	%(c)	$1,000.00	$1,011.49	$13.79

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

(c)	Dividend and interest expense on securities sold short and interest expense totaled 1.22% (annualized) of average net assets for the six months ended December 31, 2014.

Semi-Annual Report | December 31, 2014	7

Representation of Schedules of Investments	James Advantage Funds
December 31, 2014 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund.

James Long-Short Fund - Industry Sector Allocation (% of Net Assets)

(Cash and Cash Equivalents and Other Liabilities in Excess

of Assets not included)

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James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2014 (Unaudited)

Shares or Principal Amount		Value
COMMON STOCKS-47.9%
	Basic Materials-4.0%
103,180	Aceto Corp.	$2,239,006
228,000	Celanese Corp., Series A	13,670,880
51,940	CF Industries Holdings, Inc.	14,155,727
50,000	Cooper Tire & Rubber Co.	1,732,500
20,000	Cytec Industries, Inc.	923,400
718,800	Dow Chemical Co.	32,784,468
15,860	Eastman Chemical Co.	1,203,140
825,400	Goodyear Tire & Rubber Co.	23,581,678
1,500	Green Plains, Inc.	37,170
373,100	Huntsman Corp.	8,499,218
75,000	Lydall, Inc.*	2,461,500
10,000	Newmont Mining Corp.	189,000
149,410	PolyOne Corp.	5,664,133
714,800	Westlake Chemical Corp.	43,667,132
25,000	Worthington Industries, Inc.	752,250
		151,561,202

	Consumer, Cyclical-9.8%
1,602,560	Alaska Air Group, Inc.	95,768,986
9,867	Allegion PLC	547,205
203,500	Best Buy Co., Inc.	7,932,430
285,760	Dillard’s, Inc., Class A	35,771,437
550,000	DIRECTV*	47,685,000
100,300	Finish Line, Inc., Class A	2,438,293
320,000	Foot Locker, Inc.	17,977,600
970,000	Ford Motor Co.	15,035,000
122,000	Hanesbrands, Inc.	13,617,640
305,000	Hawaiian Holdings, Inc.*	7,945,250
40,000	Insight Enterprises, Inc.*	1,035,600
676,180	Macy’s, Inc.	44,458,835
122,650	Outerwall, Inc.*	9,225,733
53,000	PharMerica Corp.*	1,097,630
59,000	PHI, Inc.*	2,206,600
40,000	Republic Airways Holdings, Inc.*	583,600
473,500	RR Donnelley & Sons Co.	7,957,167
232,500	Skechers U.S.A., Inc., Class A*	12,845,625
604,000	Southwest Airlines Co.	25,561,280
133,500	Viacom, Inc., Class A	10,079,250
120,000	Viacom, Inc., Class B	9,030,000
		368,800,161

	Consumer, Non-cyclical-8.5%
182,100	Aetna, Inc.	16,175,943
20,000	Andersons, Inc.	1,062,800
247,015	Anthem, Inc.	31,042,375
35,850	Avis Budget Group, Inc.*	2,377,930
180,565	DeVry Education Group, Inc.	8,571,421
466,450	Dr Pepper Snapple Group, Inc.	33,435,136
45,230	DST Systems, Inc.	4,258,404
316,230	Eli Lilly & Co.	21,816,708
1,230	Helen of Troy, Ltd.*	80,024
94,500	Ingles Markets, Inc., Class A	3,505,005

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	9

Schedule of Investments	James Balanced: Golden Rainbow Fund
December 31, 2014 (Unaudited)

Shares or Principal Amount		Value
	Consumer, Non-cyclical (continued)
863,640	Kroger Co.	$55,454,324
48,768	ManpowerGroup, Inc.	3,324,515
546,030	Merck & Co., Inc.	31,009,044
713,000	Mylan, Inc.*	40,191,810
302,820	Newell Rubbermaid, Inc.	11,534,414
110,000	Omega Protein Corp.*	1,162,700
208,073	Omnicare, Inc.	15,174,764
628,220	Pfizer, Inc.	19,569,053
35,530	Sanderson Farms, Inc.	2,985,408
350	Seaboard Corp.*	1,469,282
102,305	SUPERVALU, Inc.*	992,358
177,550	UnitedHealth Group, Inc.	17,948,530
		323,141,948

	Energy-2.8%
100,000	Baker Hughes, Inc.	5,607,000
241,910	Chevron Corp.	27,137,464
440,050	ConocoPhillips	30,389,853
135,100	Exxon Mobil Corp.	12,489,995
47,300	Helmerich & Payne, Inc.	3,188,966
99,004	HollyFrontier Corp.	3,710,670
40,000	Tesco Corp.	512,800
175,000	Tesoro Corp.	13,011,250
114,000	Ultra Petroleum Corp.*	1,500,240
148,900	Valero Energy Corp.	7,370,550
225,000	Warren Resources, Inc.*	362,250
		105,281,038

	Financial-7.3%
65,000	ACE, Ltd.	7,467,200
403,423	American Financial Group, Inc.	24,495,844
300,980	AmTrust Financial Services, Inc.	16,930,125
70,000	Argo Group International Holdings, Ltd.	3,882,900
515,000	Aspen Insurance Holdings, Ltd.	22,541,550
10,000	FBL Financial Group, Inc., Class A	580,300
900,130	Fifth Third Bancorp	18,340,149
100,000	Goldman Sachs Group, Inc.	19,383,000
72,000	Hersha Hospitality Trust, REIT	506,160
1,490	Horace Mann Educators Corp.	49,438
314,140	JPMorgan Chase & Co.	19,658,881
1,051,430	KeyCorp	14,614,877
216,000	Montpelier Re Holdings, Ltd.	7,737,120
348,200	Nelnet, Inc., Class A	16,132,106
195,000	Piper Jaffray Cos.*	11,327,550
45,000	PNC Financial Services Group, Inc.	4,105,350
350,000	Protective Life Corp.	24,377,500
140,727	Southside Bancshares, Inc.	4,068,418
102,500	Torchmark Corp.	5,552,425
375,994	Travelers Cos., Inc.	39,798,965
348,775	Unum Group	12,165,272
60,500	XL Group PLC	2,079,385
		275,794,515

See Notes to Financial Statements.
10	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
December 31, 2014 (Unaudited)

Shares or Principal Amount		Value
	Industrial-7.1%
139,120	AMERCO	$39,546,251
463,300	American Axle & Manufacturing Holdings, Inc.*	10,465,947
383,260	American Railcar Industries, Inc.	19,737,890
212,500	Ball Corp.	14,486,125
187,572	CNH Industrial NV	1,511,831
35,500	Deere & Co.	3,140,685
196,555	Greenbrier Cos., Inc.	10,560,900
401,350	Jarden Corp.*	19,216,638
432,320	Magna International, Inc.	46,988,861
72,000	Meritor, Inc.*	1,090,800
143,500	Ryder System, Inc.	13,323,975
15,000	Smith & Wesson Holding Corp.*	142,050
34,770	Sturm Ruger & Co., Inc.	1,204,085
660,000	Trinity Industries, Inc.	18,486,600
426,985	TRW Automotive Holdings Corp.*	43,915,407
230,570	United Rentals, Inc.*	23,520,446
		267,338,491

	Technology-5.9%
204,440	Amkor Technology, Inc.*	1,451,524
88,500	Apple, Inc.	9,768,630
271,130	Arrow Electronics, Inc.*	15,695,716
199,410	Avnet, Inc.	8,578,618
130,000	Corning, Inc.	2,980,900
719,970	Deluxe Corp.	44,818,132
80,000	Ingram Micro, Inc., Class A*	2,211,200
290,900	Intel Corp.	10,556,761
14,500	International Business Machines Corp.	2,326,380
292,480	Lexmark International, Inc., Class A	12,070,650
93,530	Lockheed Martin Corp.	18,011,072
180,450	Northrop Grumman Corp.	26,596,526
304,700	PDL BioPharma, Inc.	2,349,237
50,000	Symantec Corp.	1,282,750
77,600	SYNNEX Corp.	6,065,216
9,700	VASCO Data Security International, Inc.*	273,637
509,050	Western Digital Corp.	56,351,835
		221,388,784

	Utilities-2.5%
29,800	AES Corp.	410,346
198,280	American Electric Power Co., Inc.	12,039,562
270,500	AT&T, Inc.	9,086,095
18,000	Avista Corp.	636,300
196,070	BCE, Inc.	8,991,770
152,190	BT Group PLC, Sponsored ADR	9,434,258
101,820	DTE Energy Co.	8,794,194
40,000	Edison International	2,619,200
8,400	Exelon Corp.	311,472
46,040	IDACORP, Inc.	3,047,388
40,530	Pinnacle West Capital Corp.	2,768,604
203,260	PNM Resources, Inc.	6,022,594
301,710	Portland General Electric Co.	11,413,689
94,940	Public Service Enterprise Group, Inc.	3,931,465

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	11

Schedule of Investments	James Balanced: Golden Rainbow Fund
December 31, 2014 (Unaudited)

Shares or Principal Amount		Value
	Utilities (continued)
78,260	TELUS Corp.	$2,820,490
195,000	UGI Corp.	7,406,100
315,370	Vonage Holdings Corp.*	1,201,560
72,730	Westar Energy, Inc.	2,999,385
		93,934,472

TOTAL COMMON STOCKS (Cost $1,346,905,231)		1,807,240,611

CLOSED-END FUNDS-0.0%(a)
70,000	Eaton Vance Risk-Managed Diversified Equity Income Fund	746,200
10,000	Nuveen Municipal Opportunity Fund, Inc.	146,700
11,500	Nuveen Ohio Quality Income Municipal Fund, Inc.	176,295
40,000	Nuveen Premium Income Municipal Fund 2, Inc.	566,400

TOTAL CLOSED-END FUNDS (Cost $1,571,271)		1,635,595

EXCHANGE TRADED FUNDS-0.4%
63,810	iShares® MSCI Canada ETF	1,841,557
6,040	iShares® MSCI Germany ETF	165,556
47,080	iShares® MSCI Philippines ETF	1,798,456
79,000	iShares® MSCI Poland Capped ETF	1,901,530
120,000	iShares® MSCI Singapore ETF	1,569,600
64,840	iShares® MSCI Switzerland Capped ETF	2,054,780
10,000	iShares® National AMT-Free Municipal Bond ETF	1,103,400
122,900	SPDR® Nuveen Barclays Short Term Municipal Bond ETF	2,985,241

TOTAL EXCHANGE TRADED FUNDS (Cost $12,990,556)		13,420,120

CORPORATE BONDS-6.8%
	Basic Materials-0.3%
$5,000,000	BHP Billiton Finance USA, Ltd., 1.000%, 2/24/15	5,002,725
5,000,000	E.I. du Pont de Nemours & Co., 2.750%, 4/1/16	5,121,130
1,500,000	E.I. du Pont de Nemours & Co., 5.750%, 3/15/19	1,714,381
		11,838,236
	Consumer, Cyclical-0.4%
5,000,000	eBay, Inc., 2.600%, 7/15/22	4,744,720
5,000,000	Home Depot, Inc., 5.950%, 4/1/41	6,530,380
785,000	McDonald’s Corp., 5.700%, 2/1/39	964,208
2,000,000	Wal-Mart Stores, Inc., 5.250%, 9/1/35	2,405,718
		14,645,026
	Consumer, Non-cyclical-1.6%
10,000,000	Coca-Cola Co., 3.200%, 11/1/23	10,287,650
5,000,000	Colgate-Palmolive Co., 3.150%, 8/5/15	5,081,175
3,000,000	Hershey Co., 4.125%, 12/1/20	3,251,277
5,475,000	Johnson & Johnson, 4.500%, 9/1/40	6,250,057
10,000,000	Merck & Co., Inc., 4.150%, 5/18/43	10,639,110
10,000,000	PepsiCo, Inc., 5.000%, 6/1/18	11,057,120
10,000,000	Stryker Corp., 2.000%, 9/30/16	10,163,320

See Notes to Financial Statements.
12	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
December 31, 2014 (Unaudited)

Shares or Principal Amount		Value
	Consumer, Non-cyclical (continued)
$5,465,000	Wyeth LLC, 5.500%, 2/15/16	$5,754,607
		62,484,316

	Energy-1.3%
5,000,000	Apache Corp., 3.250%, 4/15/22	4,912,630
5,000,000	BP Capital Markets PLC, 3.245%, 5/6/22	4,915,195
10,000,000	Diamond Offshore Drilling, Inc., 5.875%, 5/1/19	10,897,880
5,000,000	Occidental Petroleum Corp., 1.750%, 2/15/17	5,029,120
5,050,000	Shell International Finance BV, 2.375%, 8/21/22	4,912,352
5,000,000	Shell International Finance BV, 6.375%, 12/15/38	6,719,100
10,000,000	Statoil ASA, 2.250%, 11/8/19	10,005,800
		47,392,077

	Financial-1.8%
5,000,000	Aflac, Inc., 2.650%, 2/15/17	5,144,835
5,000,000	Bank of America Corp., 1.734%, 4/27/16(b)	5,009,620
5,000,000	Berkshire Hathaway, Inc., 3.750%, 8/15/21	5,348,555
5,000,000	Citigroup, Inc., 4.450%, 1/10/17	5,285,690
10,000,000	General Electric Capital Corp., 1.031%, 4/15/20(b)	10,036,000
2,000,000	General Electric Capital Corp., 6.875%, 1/10/39	2,829,014
15,000,000	JPMorgan Chase & Co., 2.600%, 1/15/16	15,259,530
5,000,000	Morgan Stanley & Co., 3.450%, 11/2/15	5,098,220
5,000,000	Morgan Stanley & Co., 4.750%, 3/22/17	5,326,270
5,000,000	National City Corp., 4.900%, 1/15/15	5,007,520
5,000,000	UBS AG, 5.875%, 12/20/17	5,583,360
		69,928,614

	Industrial-0.2%
1,000,000	Caterpillar, Inc., 7.900%, 12/15/18	1,219,240
1,000,000	Caterpillar, Inc., 8.250%, 12/15/38	1,587,768
5,000,000	United Technologies Corp., 3.100%, 6/1/22	5,101,645
		7,908,653

	Technology-0.9%
8,000,000	Google, Inc., 3.625%, 5/19/21	8,583,496
5,000,000	Intel Corp., 3.300%, 10/1/21	5,243,140
3,000,000	International Business Machines Corp., 1.950%, 7/22/16	3,057,204
7,000,000	International Business Machines Corp., 1.875%, 8/1/22	6,525,064
3,700,000	Microsoft Corp., 5.200%, 6/1/39	4,403,370
5,000,000	Oracle Corp., 2.500%, 10/15/22	4,870,480
		32,682,754

	Utilities-0.3%
5,000,000	Duke Energy Florida, Inc., Series A, 5.800%, 9/15/17	5,590,580
4,600,000	San Diego Gas & Electric Co., 3.000%, 8/15/21	4,715,690
		10,306,270

TOTAL CORPORATE BONDS (Cost $253,566,741)		257,185,946

MORTGAGE BACKED SECURITIES-1.2%
	Federal Home Loan Mortgage Corp.-0.5%
20,000,000	1.875%, 10/30/19	20,016,400

	Federal National Mortgage Association-0.5%
16,233,732	3.500%, 9/1/33	17,120,175

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	13

Schedule of Investments	James Balanced: Golden Rainbow Fund
December 31, 2014 (Unaudited)

Shares or Principal Amount		Value
	Federal National Mortgage Association (continued)
$3,402,993	4.500%, 9/1/40	$3,623,391
	Government National Mortgage Association-0.2%	20,743,566
5,387,128	4.000%, 12/20/40	5,794,578

TOTAL MORTGAGE BACKED SECURITIES (Cost $45,653,790)		46,554,544

U.S. GOVERNMENT AGENCIES-2.1%
	Federal Farm Credit Banks-0.8%
10,000,000	1.750%, 5/28/20	9,808,440
10,000,000	2.380%, 5/15/23	9,877,570
10,000,000	3.220%, 3/26/31	10,127,090
		29,813,100
	Federal Home Loan Bank-1.2%
15,000,000	1.250%, 11/26/19 (c)	14,974,470
10,000,000	2.000%, 12/10/19	9,976,850
5,000,000	1.600%, 10/22/20	4,867,895
5,000,000	1.500%, 7/25/22 (c)	5,004,260
10,000,000	2.430%, 10/11/22	9,744,420
		44,567,895
	United States Department of Housing and Urban Development-0.1%
5,000,000	2.050%, 8/1/19	5,090,170

TOTAL U.S. GOVERNMENT AGENCIES (Cost $80,201,932)		79,471,165

U.S. TREASURY BONDS & NOTES-33.7%
	U.S. Treasury Bonds-3.2%
60,000,000	5.375%, 2/15/31	83,681,280
30,000,000	3.125%, 2/15/42	32,315,640
5,000,000	2.750%, 8/15/42	5,001,560
		120,998,480
	U.S. Treasury Inflation Indexed Notes-0.4%
13,034,560	1.625%, 1/15/18	13,644,538

	U.S. Treasury Notes-30.1%
100,000,000	0.250%, 11/30/15	99,996,100
30,000,000	2.000%, 1/31/16	30,534,360
15,000,000	0.250%, 5/15/16	14,962,500
45,000,000	1.000%, 9/30/16	45,321,660
150,000,000	0.375%, 10/31/16	149,343,750
58,000,000	4.625%, 2/15/17	62,730,596
50,000,000	0.875%, 10/15/17	49,792,950
100,000,000	0.875%, 11/15/17	99,476,600
150,000,000	1.500%, 8/31/18	150,691,350
160,000,000	2.750%, 2/15/19	168,312,480
125,000,000	1.500%, 10/31/19	124,189,500
95,000,000	2.625%, 11/15/20	99,126,610
40,000,000	1.625%, 8/15/22	38,875,000

See Notes to Financial Statements.
14	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
December 31, 2014 (Unaudited)

Shares or Principal Amount		Value
	U.S. Treasury Notes (continued)
$5,000,000	2.750%, 11/15/23	$5,260,545
		1,138,614,001

TOTAL U.S. TREASURY BONDS & NOTES (Cost $1,258,588,100)		1,273,257,019

FOREIGN BONDS-1.5%
	Australia Government-0.2%
AUD 10,000,000	5.250%, 3/15/19	9,161,973

	Canada Government-0.3%
CAD 5,000,000	3.750%, 6/1/19	4,763,858
CAD 5,000,000	3.500%, 6/1/20	4,776,123
		9,539,981
	Denmark Government-0.3%
DKK 56,000,000	1.500%, 11/15/23	9,840,785

	International Bank for Reconstruction & Development-0.1%
TRY 8,000,000	6.000%, 7/23/15	3,384,478

	Netherlands Government-0.1%
EUR 3,000,000	4.000%, 7/15/19	4,278,078

	Norway Government-0.2%
NOK 21,000,000	4.500%, 5/22/19	3,240,052
NOK 28,000,000	2.000%, 5/24/23	3,920,609
		7,160,661
	Queensland Treasury Corp.-0.1%
AUD 5,000,000	6.000%, 10/14/15	4,195,197

	Sweden Government-0.2%
SEK 52,000,000	5.000%, 12/1/20	8,449,487

TOTAL FOREIGN BONDS (Cost $60,419,516)		56,010,640

MUNICIPAL BONDS-3.5%
	California-0.0%(a)
1,000,000	Citrus Community College District General Obligation Unlimited Bonds, Series B, 4.750%, 6/1/31	1,076,160

	Colorado-0.0%(a)
1,000,000	Adams County School District No. 14 General Obligation Unlimited Bonds, 5.000%, 12/1/26	1,084,510

	Connecticut-0.2%
5,350,000	State of Connecticut, Series B, 5.000%, 11/1/25	6,308,506

	Florida-0.0%(a)
1,000,000	Florida State Board of Education Capital Outlay General Obligation Bonds, Series D, 5.000%, 6/1/38	1,113,150

	Georgia-0.3%
3,000,000	State of Georgia General Obligation Unlimited Bonds, Series B, 4.500%, 1/1/29	3,359,340

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	15

Schedule of Investments	James Balanced: Golden Rainbow Fund
December 31, 2014 (Unaudited)

Shares or Principal Amount		Value
	Georgia (continued)
$5,000,000	State of Georgia General Obligation Unlimited Bonds, Series D, 5.000%, 2/1/25	$6,104,250
		9,463,590

	Hawaii-0.3%
9,000,000	City and County of Honolulu General Obligation Unlimited Bonds, Series B, 5.000%, 11/1/25	10,959,750

	Illinois-0.0%(a)
500,000	Kane & DeKalb Counties Community Unit School District No. 302 Kaneland General Obligation Unlimited Bonds (School Building), 5.500%, 2/1/28	523,980
1,000,000	Village of Bolingbrook General Obligation Unlimited Bonds, 5.000%, 1/1/37	1,048,250
		1,572,230

	Maryland-0.1%
5,000,000	County of Montgomery General Obligation Unlimited Bonds, Series A, 3.000%, 11/1/29	5,053,250

	Massachusetts-0.0%(a)
1,000,000	Commonwealth of Massachusetts General Obligation Limited Bonds, Series C, 5.250%, 8/1/22	1,115,390

	Michigan-0.0%(a)
1,000,000	Marysville Public School District General Obligation Unlimited Bonds (School Building & Site), 5.000%, 5/1/32	1,074,480

	Ohio-1.0%
5,450,000	City of Columbus General Obligation Various Purpose Limited Tax Bonds, Series B, 3.250%, 8/15/24	5,795,148
5,000,000	County of Cuyahoga General Obligation Limited (Capital Improvement), Series A, 4.000%, 12/1/37	5,216,200
	Greenville City School District General Obligation Unlimited Bonds (School Improvement):
5,000,000	5.000%, 1/1/46	5,432,200
11,000,000	5.500%, 1/1/51	12,345,740
1,100,000	Miamisburg City School District General Obligation Unlimited Bonds (School Facilities Construction & Improvement), 5.000%, 12/1/33	1,234,277
500,000	Mount Healthy City School District General Obligation Unlimited Bonds (School Improvement), 5.000%, 12/1/26	552,575
1,000,000	Ohio State University General Recipients Revenue Bonds, 4.910%, 6/1/40	1,207,490
105,000	Ohio State University Prerefunded Revenue Bonds, Series A, 5.000%, 12/1/28	120,557
895,000	Ohio State University Unrefunded Revenue Bonds, Series A, 5.000%, 12/1/28	1,006,061
500,000	Springboro Community City School District General Obligation Unlimited Bonds, 5.250%, 12/1/23	603,805
1,000,000	State of Ohio General Obligation Unlimited Bonds, Series A, 5.375%, 9/1/28	1,130,100
1,000,000	Wright State University Revenue Bonds, 4.000%, 5/1/18	1,070,230
		35,714,383

	Pennsylvania-0.6%
20,000,000	Commonwealth of Pennsylvania General Obligation Unlimited Bonds, First Series, 5.000%, 6/1/24	23,715,800

	Texas-0.5%
1,000,000	Friendswood Independent School District General Obligation Unlimited Bonds (Schoolhouse), 5.000%, 2/15/37	1,099,480
1,000,000	Judson Independent School District General Obligation Unlimited Bonds (School Building), 5.000%, 2/1/37	1,067,450
500,000	Lamar Consolidated Independent School District General Obligation Unlimited Bonds (Schoolhouse), 5.000%, 2/15/38	535,100
7,150,000	New Caney Independent School District General Obligation Unlimited Bonds (School Building), Series AD, 5.000%, 2/15/35	7,418,268
5,335,000	Port of Houston Authority General Obligation Unlimited Bonds, Series D-1, 5.000%, 10/1/35	6,074,004

See Notes to Financial Statements.
16	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
December 31, 2014 (Unaudited)

Shares or Principal Amount		Value
	Texas (continued)
$1,000,000	Tyler Independent School District General Obligation Unlimited Bonds (School Building), 5.000%, 2/15/34	$1,093,120
		17,287,422
	Washington-0.3%
5,000,000	State of Washington General Obligation Unlimited Bonds, Series D, 4.000%, 2/1/37	5,177,450
5,845,000	State of Washington General Obligation Various Purpose Unlimited Bonds, Series D, 5.000%, 2/1/20	6,843,092
		12,020,542
	Wisconsin-0.2%
5,000,000	State of Wisconsin General Obligation Unlimited Bonds, Series C, 5.000%, 5/1/25	5,902,450

TOTAL MUNICIPAL BONDS (Cost $127,746,187)		133,461,613

SHORT TERM INVESTMENTS-5.4%
	Mutual Funds-5.4%
202,180,713	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	202,180,713

TOTAL SHORT TERM INVESTMENTS (Cost $202,180,713)		202,180,713

TOTAL INVESTMENT SECURITIES-102.5% (Cost $3,389,824,037)		3,870,417,966
OTHER LIABILITIES IN EXCESS OF ASSETS-(2.5)%		(93,523,113)
NET ASSETS-100.0%		$3,776,894,853

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Less than 0.05% of Net Assets.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2014.
(c)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December31, 2014.

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	17

Schedule of Investments	James Balanced: Golden Rainbow Fund
December 31, 2014 (Unaudited)

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders

ADR - American Depositary Receipt

ASA - Allmennaksjeselskap is the Norwegian term for public limited company.

AUD - Australian Dollar

BV - Besloten Vennootschap is the Dutch term for private limited liability company

CAD - Canadian Dollar

DKK - Danish Krone

ETF - Exchange Traded Fund

EUR - Euro

LLC - Limited Liability Company

Ltd. - Limited

MSCI - Morgan Stanley Capital International

NOK - Norwegian Krone

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SEK - Swedish Krona

SPDR - Standard & Poor’s Depositary Receipts

TRY - Turkish Lira

Foreign Bonds Securities Allocation

% of Net Assets
Europe	0.8%
Asia - Pacific	0.3%
North America	0.3%
Europe - Euro	0.1%

1.5%

See Notes to Financial Statements.
18	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments
December 31, 2014 (Unaudited)

Shares		Value
COMMON STOCKS-97.8%
	Basic Materials-7.1%
83,914	Green Plains, Inc.	$2,079,389
165,370	Lydall, Inc.*	5,427,444
46,860	Neenah Paper, Inc.	2,824,252
7,050	OCI Resources LP	181,185
46,025	Richmont Mines, Inc.*	145,899
		10,658,169

	Consumer, Cyclical-18.3%
76,345	A.H. Belo Corp., Class A	792,461
30,983	Asbury Automotive Group, Inc.*	2,352,229
68,974	Cato Corp., Class A	2,909,323
7,230	Cherokee, Inc.	139,973
32,399	Flexsteel Industries, Inc.	1,044,868
202,450	Hawaiian Holdings, Inc.*	5,273,823
75,687	Insight Enterprises, Inc.*	1,959,536
214,990	Lee Enterprises, Inc.*	791,163
28,890	Multi-Color Corp.	1,601,084
45,450	Outerwall, Inc.*	3,418,749
19,877	Patrick Industries, Inc.*	874,190
52,025	PC Connection, Inc.	1,277,214
121,870	Republic Airways Holdings, Inc.*	1,778,083
33,740	Skechers U.S.A., Inc., Class A*	1,864,135
31,290	Standard Motor Products, Inc.	1,192,775
7,880	Wayside Technology Group, Inc.	135,615
		27,405,221

	Consumer, Non-cyclical-10.3%
7,260	Coca-Cola Bottling Co. Consolidated	639,098
54,301	DeVry Education Group, Inc.	2,577,668
73,300	Edgewater Technology, Inc.*	550,117
12,210	Ingles Markets, Inc., Class A	452,869
28,672	John B Sanfilippo & Son, Inc.	1,304,576
43,132	National Healthcare Corp.	2,710,415
30,363	Natural Health Trends Corp.	347,656
69,020	Natus Medical, Inc.*	2,487,481
60,780	Pointer Telocation, Ltd.*	497,788
36,499	Sanderson Farms, Inc.	3,066,829
4,380	Strayer Education, Inc.*	325,346
15,360	Superior Uniform Group, Inc.	451,123
		15,410,966

	Energy-3.6%
459,840	Abraxas Petroleum Corp.*	1,351,930
45,348	Delek US Holdings, Inc.	1,237,094
129,133	Star Gas Partners LP	787,711
147,065	Ultra Petroleum Corp.*	1,935,375
		5,312,110

	Financial-17.2%
65,770	American Financial Group, Inc.	3,993,554
40,980	AmTrust Financial Services, Inc.	2,305,125

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	19

Schedule of Investments	James Small Cap Fund
December 31, 2014 (Unaudited)

Shares		Value
	Financial (continued)
19,880	Argo Group International Holdings, Ltd.	$1,102,744
18,620	Ellington Residential Mortgage, REIT	302,947
27,586	ePlus, Inc.*	2,087,984
34,420	FBL Financial Group, Inc., Class A	1,997,393
131,370	Hersha Hospitality Trust, REIT	923,531
74,271	MainSource Financial Group, Inc.	1,553,749
95,458	Montpelier Re Holdings, Ltd.	3,419,306
3,065	MutualFirst Financial, Inc.	67,338
63,098	Piper Jaffray Cos.*	3,665,363
42,625	Premier Financial Bancorp, Inc.	664,098
32,478	Reading International, Inc., Class A*	430,658
73,275	Resource America, Inc., Class A	662,406
86,457	Southside Bancshares, Inc.	2,499,463
		25,675,659

	Industrial-9.4%
53,390	American Railcar Industries, Inc.	2,749,585
68,140	Covenant Transportation Group, Inc., Class A*	1,847,275
51,309	Greenbrier Cos., Inc.	2,756,833
5,985	L.S. Starrett Co., Class A	119,281
6,930	SL Industries, Inc.*	270,270
218,175	SORL Auto Parts, Inc.*	805,066
12,143	Strattec Security Corp.	1,002,769
131,688	Supreme Industries, Inc., Class A	929,717
86,190	Tsakos Energy Navigation, Ltd.	601,606
35,530	Unifi, Inc.*	1,056,307
54,030	USA Truck, Inc.*	1,534,452
24,800	Willdan Group, Inc.*	334,552
		14,007,713

	Technology-16.3%
131,120	ACCO Brands Corp.*	1,181,391
29,476	Anika Therapeutics, Inc.*	1,200,852
39,450	Cascade Microtech, Inc.*	576,365
118,098	Deluxe Corp.	7,351,601
80,174	Magic Software Enterprises, Ltd.	477,035
89,775	Mentor Graphics Corp.	1,967,868
53,415	Mind CTI, Ltd.	209,921
66,860	NCI, Inc., Class A*	682,641
131,000	Orbotech, Ltd.*	1,938,800
101,180	PDL BioPharma, Inc.	780,098
71,835	Pericom Semiconductor Corp.*	972,646
65,480	Sanmina Corp.*	1,540,744
184,416	Tower Semiconductor, Ltd.*	2,458,265
93,440	VASCO Data Security International, Inc.*	2,635,942
56,135	ZAGG, Inc.*	381,157
		24,355,326

	Utilities-15.6%
80,306	Consolidated Communications Holdings, Inc.	2,234,916
71,715	El Paso Electric Co.	2,872,903
105,660	Empire District Electric Co.	3,142,328
47,485	Gas Natural, Inc.	523,285

See Notes to Financial Statements.
20	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments
December 31, 2014 (Unaudited)

Shares		Value
	Utilities (continued)
50,660	Inteliquent, Inc.	$994,456
26,335	NorthWestern Corp.	1,490,034
113,090	PNM Resources, Inc.	3,350,857
135,535	Portland General Electric Co.	5,127,289
953,113	Vonage Holdings Corp.*	3,631,360
		23,367,428

TOTAL COMMON STOCKS (Cost $119,021,201)		146,192,592

SHORT TERM INVESTMENTS-2.2%
	Mutual Funds-2.2%
3,278,562	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	3,278,562

TOTAL SHORT TERM INVESTMENTS (Cost $3,278,562)		3,278,562

TOTAL INVESTMENT SECURITIES-100.0% (Cost $122,299,763)		149,471,154
OTHER ASSETS IN EXCESS OF LIABILITIES-0.0%(a)		60,262
NET ASSETS-100.0%		$149,531,416

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Less than 0.05% of Net Assets.

LP - Limited Partnership

Ltd. - Limited

REIT - Real Estate Investment Trust

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	21

Schedule of Investments	James Mid Cap Fund
December 31, 2014 (Unaudited)

Shares		Value
COMMON STOCKS-96.0%
	Basic Materials-8.6%
5,000	Celanese Corp., Series A	$299,800
2,500	Cooper Tire & Rubber Co.	86,625
3,000	Cytec Industries, Inc.	138,510
12,000	Goodyear Tire & Rubber Co.	342,840
13,000	Huntsman Corp.	296,140
10,000	PolyOne Corp.	379,100
		1,543,015

	Consumer, Cyclical-13.5%
16,500	Alaska Air Group, Inc.	986,040
3,500	Asbury Automotive Group, Inc.*	265,720
2,000	Cato Corp., Class A	84,360
5,000	Dillard’s, Inc., Class A	625,900
6,500	Foot Locker, Inc.	365,170
1,500	Skechers U.S.A., Inc., Class A*	82,875
		2,410,065

	Consumer, Non-cyclical-10.5%
4,000	Avis Budget Group, Inc.*	265,320
9,000	DeVry Education Group, Inc.	427,230
6,000	Helen of Troy, Ltd.*	390,360
1,900	Sanderson Farms, Inc.	159,648
24,000	SUPERVALU, Inc.*	232,800
10,325	Tyson Foods, Inc., Class A	413,929
		1,889,287

	Energy-6.2%
4,000	Cimarex Energy Co.	424,000
8,250	HollyFrontier Corp.	309,210
5,000	Tesoro Corp.	371,750
		1,104,960

	Financial-15.6%
7,000	Allied World Assurance Co. Holdings AG	265,440
8,775	American Financial Group, Inc.	532,818
4,000	Aspen Insurance Holdings, Ltd.	175,080
4,500	CBL & Associates Properties, Inc., REIT	87,390
10,000	Horace Mann Educators Corp.	331,800
6,500	Montpelier Re Holdings, Ltd.	232,830
11,350	Nelnet, Inc., Class A	525,846
8,000	Protective Life Corp.	557,200
2,500	XL Group PLC	85,925
		2,794,329

	Industrial-18.0%
3,000	AMERCO	852,780
3,500	Hollysys Automation Technologies Ltd.*	85,505
17,437	Jarden Corp.*	834,884
5,500	Meritor, Inc.*	83,325
2,000	Ryder System, Inc.	185,700
12,000	Trinity Industries, Inc.	336,120

See Notes to Financial Statements.
22	www.jamesfunds.com

James Mid Cap Fund	Schedule of Investments
December 31, 2014 (Unaudited)

Shares		Value
	Industrial (continued)
8,250	TRW Automotive Holdings Corp.*	$848,512
		3,226,826

	Technology-11.5%
2,500	Alliant Techsystems, Inc.	290,625
10,000	Amkor Technology, Inc.*	71,000
7,750	Arrow Electronics, Inc.*	448,647
7,000	Avnet, Inc.	301,140
13,950	Deluxe Corp.	868,388
3,000	Ingram Micro, Inc., Class A*	82,920
		2,062,720

	Utilities-12.1%
15,550	CMS Energy Corp.	540,362
4,975	DTE Energy Co.	429,691
2,500	Empire District Electric Co.	74,350
4,000	Great Plains Energy, Inc.	113,640
2,000	IDACORP, Inc.	132,380
8,000	Portland General Electric Co.	302,640
4,500	UGI Corp.	170,910
7,000	Vectren Corp.	323,610
2,000	Westar Energy, Inc.	82,480
		2,170,063

TOTAL COMMON STOCKS (Cost $10,848,824)		17,201,265

SHORT TERM INVESTMENTS-7.4%
	Mutual Funds-7.4%
1,329,923	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	1,329,923

TOTAL SHORT TERM INVESTMENTS (Cost $1,329,923)		1,329,923

TOTAL INVESTMENT SECURITIES-103.4% (Cost $12,178,747)		18,531,188
OTHER LIABILITIES IN EXCESS OF ASSETS-(3.4)%		(602,395)
NET ASSETS-100.0%		$17,928,793

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders

Ltd. - Limited

PLC - Public Limited Company.

REIT - Real Estate Investment Trust

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	23

Schedule of Investments	James Micro Cap Fund
December 31, 2014 (Unaudited)

Shares		Value
COMMON STOCKS-93.0%
	Basic Materials-4.3%
18,940	Lydall, Inc.*	$621,611
3,540	OCI Resources LP	90,978
23,030	Richmont Mines, Inc.*	73,005
		785,594

	Consumer, Cyclical-17.3%
38,210	A.H. Belo Corp., Class A	396,620
3,620	Cherokee, Inc.	70,083
16,211	Flexsteel Industries, Inc.	522,805
14,370	Hawaiian Holdings, Inc.*	374,338
107,585	Lee Enterprises, Inc.*	395,913
4,850	Multi-Color Corp.	268,787
9,954	Patrick Industries, Inc.*	437,777
26,043	PC Connection, Inc.	639,356
3,955	Wayside Technology Group, Inc.	68,065
		3,173,744

	Consumer, Non-cyclical-13.7%
3,780	Coca-Cola Bottling Co. Consolidated	332,753
36,690	Edgewater Technology, Inc.*	275,358
9,660	Ingles Markets, Inc., Class A	358,289
14,351	John B Sanfilippo & Son, Inc.	652,971
15,194	Natural Health Trends Corp.	173,971
29,045	Pointer Telocation, Ltd.*	237,879
3,470	Strayer Education, Inc.*	257,752
7,696	Superior Uniform Group, Inc.	226,032
		2,515,005

	Energy-2.1%
64,631	Star Gas Partners LP	394,249
		394,249

	Financial-15.6%
9,330	Ellington Residential Mortgage, REIT	151,799
6,053	ePlus, Inc.*	458,151
43,003	MainSource Financial Group, Inc.	899,623
1,540	MutualFirst Financial, Inc.	33,834
7,767	Piper Jaffray Cos.*	451,185
20,370	Premier Financial Bancorp, Inc.	317,365
16,554	Reading International, Inc., Class A*	219,506
36,680	Resource America, Inc., Class A	331,587
		2,863,050

	Industrial-18.4%
33,335	Covenant Transportation Group, Inc., Class A*	903,712
3,005	L.S. Starrett Co., Class A	59,890
3,475	SL Industries, Inc.*	135,525
104,263	SORL Auto Parts, Inc.*	384,730
6,086	Strattec Security Corp.	502,582
62,933	Supreme Industries, Inc., Class A	444,307
27,995	USA Truck, Inc.*	795,058

See Notes to Financial Statements.
24	www.jamesfunds.com

James Micro Cap Fund	Schedule of Investments
December 31, 2014 (Unaudited)

Shares		Value
	Industrial (continued)
12,415	Willdan Group, Inc.*	$167,478
		3,393,282

	Technology-14.3%
14,751	Anika Therapeutics, Inc.*	600,956
19,740	Cascade Microtech, Inc.*	288,401
40,131	Magic Software Enterprises, Ltd.	238,780
26,725	Mind CTI, Ltd.	105,029
35,490	NCI, Inc., Class A*	362,353
23,986	Orbotech, Ltd.*	354,993
35,950	Pericom Semiconductor Corp.*	486,763
28,090	ZAGG, Inc.*	190,731
		2,628,006

	Utilities-7.3%
12,676	Consolidated Communications Holdings, Inc.	352,773
23,770	Gas Natural, Inc.	261,945
25,360	Inteliquent, Inc.	497,817
60,730	Vonage Holdings Corp.*	231,381
		1,343,916

TOTAL COMMON STOCKS (Cost $13,525,549)		17,096,846

SHORT TERM INVESTMENTS-6.3%
	Mutual Funds-6.3%
1,151,168	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	1,151,168

TOTAL SHORT TERM INVESTMENTS (Cost $1,151,168)		1,151,168

TOTAL INVESTMENT SECURITIES-99.3% (Cost $14,676,717)		18,248,014
OTHER ASSETS IN EXCESS OF LIABILITIES-0.7%		128,668
NET ASSETS-100.0%		$18,376,682

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

LP - Limited Partnership

Ltd. - Limited

REIT - Real Estate Investment Trust

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	25

Schedule of Investments	James Long-Short Fund
December 31, 2014 (Unaudited)

Shares		Value
COMMON STOCKS-122.6%
	Basic Materials-8.0%
10,260	Dow Chemical Co.(a)	$467,959
17,200	Goodyear Tire & Rubber Co.(a)	491,404
15,290	Huntsman Corp.(a)	348,306
10,330	Lydall, Inc.*(a)	339,031
8,030	Olin Corp.(a)	182,843
10,870	Westlake Chemical Corp.	664,048
		2,493,591

	Consumer, Cyclical-18.8%
24,560	Alaska Air Group, Inc.(a)	1,467,705
7,370	Cato Corp., Class A	310,867
9,320	Dillard’s, Inc., Class A(a)	1,166,678
4,040	DIRECTV*(a)	350,268
8,810	Hanesbrands, Inc.(a)	983,372
5,030	Skechers U.S.A., Inc., Class A*(a)	277,907
26,550	Southwest Airlines Co.(a)	1,123,596
1,810	Wal-Mart Stores, Inc.(a)	155,443
		5,835,836

	Consumer, Non-cyclical-17.9%
1,700	Aetna, Inc.	151,011
12,440	DeVry Education Group, Inc.(a)	590,527
10,420	Dr Pepper Snapple Group, Inc.(a)	746,906
15,845	Eli Lilly & Co.(a)	1,093,146
13,850	Kroger Co.(a)	889,308
8,630	Merck & Co., Inc.	490,098
12,945	Pfizer, Inc.(a)	403,237
11,970	UnitedHealth Group, Inc.(a)	1,210,047
		5,574,280

	Energy-6.4%
4,800	Apache Corp.(a)	300,816
6,110	Baker Hughes, Inc.(a)	342,588
7,970	ConocoPhillips(a)	550,408
4,250	Tesoro Corp.	315,987
13,790	Unit Corp.*(a)	470,239
		1,980,038

	Financial-18.1%
2,730	FBL Financial Group, Inc., Class A	158,422
790	Goldman Sachs Group, Inc.	153,126
9,230	JPMorgan Chase & Co.(a)	577,614
60,290	KeyCorp.(a)	838,031
10,170	Piper Jaffray Cos.*(a)	590,775
13,780	PNC Financial Services Group, Inc.(a)	1,257,149
15,975	Protective Life Corp.(a)	1,112,659
14,009	Southside Bancshares, Inc.(a)	405,000
4,980	Travelers Cos., Inc.(a)	527,133
		5,619,909

See Notes to Financial Statements.
26	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments
December 31, 2014 (Unaudited)

Shares		Value
	Industrial-18.3%
1,490	AMERCO(a)	$423,547
8,450	American Railcar Industries, Inc.(a)	435,175
4,420	Ball Corp.(a)	301,312
11,930	Greenbrier Cos., Inc.(a)	640,999
8,480	Magna International, Inc.(a)	921,691
9,840	Ryder System, Inc.(a)	913,644
10,300	TRW Automotive Holdings Corp.*(a)	1,059,355
9,890	United Rentals, Inc.*(a)	1,008,879
		5,704,602

	Technology-18.2%
5,070	Apple, Inc.(a)	559,626
20,625	Deluxe Corp.(a)	1,283,906
6,225	Lockheed Martin Corp.(a)	1,198,748
5,120	Northrop Grumman Corp.(a)	754,637
5,890	Symantec Corp.	151,108
11,920	Tower Semiconductor, Ltd.*	158,894
10,510	VASCO Data Security International, Inc.*(a)	296,487
11,450	Western Digital Corp.(a)	1,267,515
		5,670,921

	Utilities-16.9%
8,990	American Electric Power Co., Inc.(a)	545,873
8,320	Edison International(a)	544,794
4,140	Exelon Corp.	153,511
22,405	PNM Resources, Inc.(a)	663,860
33,610	Portland General Electric Co.(a)	1,271,466
3,660	Public Service Enterprise Group, Inc.	151,561
25,775	UGI Corp.(a)	978,935
62,925	Vonage Holdings Corp.*(a)	239,744
17,460	Westar Energy, Inc.	720,050
		5,269,794

TOTAL COMMON STOCKS (Cost $32,455,616)		38,148,971

SHORT TERM INVESTMENTS-1.4%
	Mutual Funds-1.4%
448,095	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	448,095

TOTAL SHORT TERM INVESTMENTS (Cost $448,095)		448,095

TOTAL INVESTMENT SECURITIES-124.0% (Cost $32,903,711)		38,597,066
SEGREGATED CASH DUE TO BROKERS-4.4%		1,374,231
SECURITIES SOLD SHORT-(27.4)% (Proceeds $8,548,410)		(8,536,292)
OTHER LIABILITIES IN EXCESS OF ASSETS-(1.0)%		(296,135)
NET ASSETS-100.0%		$31,138,870

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	27

Schedule of Investments	James Long-Short Fund
December 31, 2014 (Unaudited)

Shares		Value
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS-(27.4)%
	Basic Materials-(2.5)%
(9,580)	Alamos Gold, Inc.	$(68,306)
(15,140)	Eldorado Gold Corp.	(92,051)
(3,820)	Goldcorp, Inc.	(70,746)
(2,100)	Haynes International, Inc.	(101,850)
(5,800)	Intrepid Potash, Inc.	(80,504)
(6,300)	Louisiana-Pacific Corp.	(104,328)
(10,160)	Pan American Silver Corp.	(93,472)
(4,770)	Silver Wheaton Corp.	(96,974)
(4,380)	Trinseo SA	(76,431)
		(784,662)

	Consumer, Cyclical-(3.9)%
(290)	Amazon.com, Inc.	(90,001)
(3,750)	Arcos Dorados Holdings, Inc., Class A	(20,287)
(7,800)	Belmond Ltd., Class A	(96,486)
(2,360)	Caesars Acquisition Co., Class A	(24,332)
(1,455)	Caesars Entertainment Corp.	(22,829)
(3,410)	Carmike Cinemas, Inc.	(89,581)
(150)	Charter Communications, Inc., Class A	(24,993)
(1,140)	Container Store Group, Inc.	(21,808)
(3,110)	Controladora Vuela Cia de Aviacion SAB de CV, ADR	(28,052)
(1,860)	Ctrip.com International Ltd., ADR	(84,630)
(6,660)	Fred’s, Inc., Class A	(115,951)
(6,660)	Interface, Inc.	(109,690)
(3,600)	Jumei International Holding Ltd., ADR	(49,032)
(680)	Liberty Media Corp., Class A	(23,984)
(1,015)	Noodles & Co.	(26,745)
(1,260)	Pandora Media, Inc.	(22,466)
(10,340)	Pep Boys - Manny Moe & Jack	(101,539)
(950)	Qunar Cayman Islands, Ltd., ADR	(27,009)
(1,220)	Rentrak Corp.	(88,840)
(1,200)	Sands China Ltd., ADR	(59,094)
(2,920)	Tile Shop Holdings, Inc.	(25,930)
(1,720)	Zoe’s Kitchen, Inc.	(51,445)
		(1,204,724)

	Consumer, Non-cyclical-(3.7)%
(14,620)	Accuray, Inc.	(110,381)
(1,140)	Aegerion Pharmaceuticals, Inc.	(23,871)
(1,600)	Ascent Capital Group, Inc., Class A	(84,688)
(1,220)	Auspex Pharmaceuticals, Inc.	(64,025)
(9,360)	Boulder Brands, Inc.	(103,522)
(1,980)	Cepheid	(107,197)
(5,920)	Darling Ingredients, Inc.	(107,507)
(2,360)	DexCom, Inc.	(129,918)
(7,875)	Endologix, Inc.	(120,409)
(1,300)	iKang Healthcare Group, Inc., ADR	(19,552)
(100)	Intercept Pharmaceuticals, Inc.	(15,600)
(600)	Karyopharm Therapeutics, Inc.	(22,458)
(650)	KYTHERA Biopharmaceuticals, Inc.	(22,542)
(360)	Pacira Pharmaceuticals, Inc.	(31,918)
(635)	Post Holdings, Inc.	(26,600)

See Notes to Financial Statements.
28	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments
December 31, 2014 (Unaudited)

Shares		Value
	Consumer, Non-cyclical (continued)
(3,630)	Quidel Corp.	$(104,980)
(2,340)	Wright Medical Group, Inc.	(62,876)
		(1,158,044)

	Diversified-(0.1)%
(1,540)	Compass Diversified Holdings LP	(25,025)

	Energy-(2.8)%
(960)	American Midstream Partners LP	(18,921)
(530)	Antero Resources Corp.	(21,507)
(1,260)	Atlas Resource Partners LP	(13,482)
(10,600)	Bill Barrett Corp.	(120,734)
(800)	Bonanza Creek Energy, Inc.	(19,200)
(2,540)	CGG SA, Sponsored ADR	(14,986)
(1,160)	Cheniere Energy Partners LP Holdings LLC	(26,135)
(17,565)	Clean Energy Fuels Corp.	(87,737)
(2,140)	Cobalt International Energy, Inc.	(19,024)
(2,000)	CrossAmerica Partners LP	(80,580)
(2,290)	Eclipse Resources Corp.	(16,099)
(1,360)	Jones Energy, Inc., Class A	(15,518)
(3,120)	Memorial Resource Development Corp.	(56,254)
(735)	NGL Energy Partners LP	(20,573)
(800)	Pattern Energy Group, Inc.	(19,728)
(3,415)	PDC Energy, Inc.	(140,937)
(1,000)	Rice Energy, Inc.	(20,970)
(1,520)	Rocket Fuel, Inc.	(24,502)
(6,700)	Stone Energy Corp.	(113,096)
(520)	Summit Midstream Partners LP	(19,760)
		(869,743)

	Financial-(0.9)%
(4,400)	E-House China Holdings, Ltd., ADR	(31,856)
(6,900)	Flagstar Bancorp, Inc.	(108,537)
(2,040)	KCG Holdings, Inc., Class A	(23,766)
(6,180)	New York REIT, Inc.	(65,446)
(1,180)	NorthStar Asset Management Group, Inc.	(26,633)
(1,605)	Physicians Realty Trust, REIT	(26,643)
		(282,881)

	Industrial-(3.0)%
(3,330)	Beacon Roofing Supply, Inc.	(92,574)
(2,295)	Chart Industries, Inc.	(78,489)
(1,740)	Clean Harbors, Inc.	(83,607)
(3,000)	Healthcare Services Group, Inc.	(92,790)
(1,300)	Macquarie Infrastructure Co. LLC	(92,417)
(1,080)	Masonite International Corp.	(66,377)
(7,920)	Scorpio Tankers, Inc.	(68,825)
(280)	Tesla Motors, Inc.	(62,275)
(15,500)	TETRA Technologies, Inc.	(103,540)
(9,200)	Titan International, Inc.	(97,796)
(7,695)	UTi Worldwide, Inc.	(92,878)
		(931,568)

	Technology-(9.8)%
(815)	21Vianet Group, Inc., ADR	(12,608)
(1,740)	3D Systems Corp.	(57,194)

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	29

Schedule of Investments	James Long-Short Fund
December 31, 2014 (Unaudited)

Shares		Value
	Technology (continued)
(7,855)	8x8, Inc.	$(71,952)
(3,645)	Actua Corp.	(67,323)
(1,300)	Aixtron SE, Sponsored ADR	(14,573)
(4,060)	Allscripts Healthcare Solutions, Inc.	(51,846)
(345)	Autohome, Inc., ADR	(12,544)
(565)	Benefitfocus, Inc.	(18,555)
(1,990)	Cardiovascular Systems, Inc.	(59,859)
(3,020)	Celldex Therapeutics, Inc.	(55,115)
(310)	Clovis Oncology, Inc.	(17,360)
(1,735)	Cogent Communications Holdings, Inc.	(61,402)
(1,300)	CommVault Systems, Inc.	(67,197)
(460)	Cornerstone OnDemand, Inc.	(16,192)
(1,680)	Cree, Inc.	(54,130)
(2,470)	Exact Sciences Corp.	(67,777)
(2,140)	Fluidigm Corp.	(72,182)
(540)	Fortinet, Inc.	(16,556)
(945)	Gogo, Inc.	(15,621)
(2,000)	Groupon, Inc.	(16,520)
(6,680)	Halozyme Therapeutics, Inc.	(64,462)
(3,180)	iDreamsky Technology Ltd., ADR	(54,314)
(2,080)	Immune Design Corp.	(64,022)
(5,950)	ImmunoGen, Inc.	(36,295)
(6,560)	inContact, Inc.	(57,662)
(835)	Infoblox, Inc.	(16,875)
(4,315)	Insmed, Inc.	(66,753)
(1,355)	Interactive Intelligence Group, Inc.	(64,904)
(1,640)	Intralinks Holdings, Inc.	(19,516)
(740)	InvenSense, Inc.	(12,032)
(3,850)	Keryx Biopharmaceuticals, Inc.	(54,478)
(360)	Kite Pharma, Inc.	(20,761)
(2,240)	Kofax Ltd.	(15,747)
(5,080)	Leju Holdings Ltd., ADR	(54,661)
(80)	LinkedIn Corp., Class A	(18,377)
(10,720)	MannKind Corp.	(55,905)
(2,280)	The Medicines Co.	(63,088)
(355)	Medidata Solutions, Inc.	(16,951)
(5,210)	Momenta Pharmaceuticals, Inc.	(62,728)
(570)	NetSuite, Inc.	(62,227)
(560)	Nimble Storage, Inc.	(15,400)
(1,040)	Novadaq Technologies, Inc.	(17,285)
(11,480)	Novavax, Inc.	(68,076)
(6,900)	OPKO Health, Inc.	(68,931)
(10,500)	Organovo Holdings, Inc.	(76,125)
(2,080)	Otonomy, Inc.	(69,326)
(2,080)	OvaScience, Inc.	(91,978)
(130)	Palo Alto Networks, Inc.	(15,934)
(335)	Proofpoint, Inc.	(16,157)
(2,140)	PROS Holdings, Inc.	(58,807)
(470)	Qlik Technologies, Inc.	(14,518)
(720)	RealPage, Inc.	(15,811)
(280)	Receptos, Inc.	(34,303)
(3,600)	Regulus Therapeutics, Inc.	(57,744)
(4,360)	Sangamo BioSciences, Inc.	(66,316)

See Notes to Financial Statements.
30	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments
December 31, 2014 (Unaudited)

Shares		Value
	Technology (continued)
(4,035)	Scientific Games Corp., Class A	$(51,366)
(240)	ServiceNow, Inc.	(16,284)
(1,430)	Shutterfly, Inc.	(59,624)
(220)	Splunk, Inc.	(12,969)
(275)	SPS Commerce, Inc.	(15,573)
(2,780)	SunEdison, Inc.	(54,238)
(1,160)	Tangoe, Inc.	(15,115)
(440)	TESARO, Inc.	(16,364)
(620)	Textura Corp.	(17,651)
(4,040)	Theravance, Inc.	(57,166)
(160)	TripAdvisor, Inc.	(11,946)
(790)	TrueCar, Inc.	(18,091)
(225)	Trulia, Inc.	(10,357)
(340)	Ultragenyx Pharmaceutical, Inc.	(14,919)
(3,140)	Ultratech, Inc.	(58,278)
(4,480)	Vanda Pharmaceuticals, Inc.	(64,154)
(820)	Varonis Systems, Inc.	(26,921)
(520)	Vertex Pharmaceuticals, Inc.	(61,776)
(7,740)	Xunlei Ltd., ADR	(56,502)
(825)	Youku, Inc., ADR	(14,693)
(680)	Zendesk, Inc.	(16,572)
		(3,065,534)

	Utilities-(0.7)%
(2,780)	EnLink Midstream LLC	(98,857)
(660)	Grupo Televisa SAB, Sponsored ADR	(22,480)
(10,240)	TransAlta Corp.	(92,774)
		(214,111)

TOTAL COMMON STOCKS SOLD SHORT		(8,536,292)

RIGHTS-0.0%
(320)	Furiex Pharmaceuticals, CVR(b)(c)	0

TOTAL RIGHTS SOLD SHORT		0

TOTAL SECURITIES SOLD SHORT-(27.4)% (Proceeds $8,548,410)		$(8,536,292)

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total security position market value of $35,518,375.
(b)	Security fair valued using methods determined in good faith by the Pricing Committee. As of December 31, 2014, the total market value of these securities was $0, representing 0.0% of net assets.
(c)	Security considered illiquid. On December 31, 2014, the total market value of these securities was $0, representing 0.0% of net assets.

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	31

Schedule of Investments	James Long-Short Fund
December 31, 2014 (Unaudited)

ADR - American Depositary Receipt

CVR - Contingent Value Right

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

REIT - Real Estate Investment Trust

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB - Sociedad Anonima Busatil is the Spanish term used for publicly held company.

SAB de CV - A variable capital company.

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all

        Member States.

See Notes to Financial Statements.
32	www.jamesfunds.com

James Advantage Funds	Statements of Assets and Liabilities
December 31, 2014 (Unaudited)

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund

ASSETS:

Investment securities:
At cost	$3,389,824,037	$122,299,763	$12,178,747	$14,676,717	$32,903,711

At value	$3,870,417,966	$149,471,154	$18,531,188	$18,248,014	$38,597,066
Segregated cash with brokers	–	–	–	–	1,374,231
Cash	4,400	2,080	–	994	–
Dividends and interest receivable	13,353,781	297,372	10,633	97,549	43,611
Receivable for securities sold	4,076,859	1,189,882	430,360	–	–
Receivable for capital shares sold	9,668,043	76,017	–	51,520	35,253
Other assets	1,566,408	–	–	–	–

Total Assets	3,899,087,457	151,036,505	18,972,181	18,398,077	40,050,161

LIABILITIES:

Payable for interest expense	–	–	–	–	379
Payable for securities sold short (proceeds $–, $–, $–, $– and $8,548,410, respectively)	–	–	–	–	8,536,292
Payable for dividends on securities sold short	–	–	–	–	21,740
Payable for capital shares redeemed	3,196,492	289,475	–	–	400
Payable for securities purchased	115,988,969	1,027,284	1,021,113	–	313,923
Accrued expenses:
Management fees	2,037,973	156,514	18,499	21,362	32,035
12b-1 distribution and service fees	563,778	31,435	3,726	–	6,458
Trustee fees	1,417	381	50	33	64
Other payables	403,975	–	–	–	–

Total Liabilities	122,192,604	1,505,089	1,043,388	21,395	8,911,291

Net Assets	$3,776,894,853	$149,531,416	$17,928,793	$18,376,682	$31,138,870

NET ASSETS CONSIST OF:

Paid-in capital	$3,273,637,171	$119,731,836	$11,959,489	$14,940,854	$26,800,266

Accumulated net investment income/(loss)	(8,629)	27,095	(3,220)	16,426	(165,003)
Accumulated net realized gain/(loss) on investments, securities sold short and translation of assets and liabilities denominated in foreign currency	22,708,447	2,601,094	(379,917)	(151,895)	(1,201,866)
Net unrealized appreciation on investments, securities sold short and translation of assets and liabilities denominated in foreign currency	480,557,864	27,171,391	6,352,441	3,571,297	5,705,473

Net Assets	$3,776,894,853	$149,531,416	$17,928,793	$18,376,682	$31,138,870

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	33

Statements of Assets and Liabilities	James Advantage Funds
December 31, 2014 (Unaudited)

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
PRICING OF RETAIL CLASS SHARES:

Net assets	$2,694,238,506	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	109,279,443	N/A	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$24.65	N/A	N/A	N/A	N/A

PRICING OF INSTITUTIONAL CLASS SHARES:

Net assets	$1,082,656,347	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	44,343,885	N/A	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$24.42	N/A	N/A	N/A	N/A

PRICING OF SHARES

Net assets	N/A	$149,531,416	$17,928,793	$18,376,682	$31,138,870
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	N/A	4,435,517	1,233,371	1,248,303	2,236,171
Net assets value, offering price and redemption price per share	N/A	$33.71	$14.54	$14.72	$13.93

See Notes to Financial Statements.
34	www.jamesfunds.com

James Advantage Funds	Statements of Operations
For the Six Months Ended December 31, 2014 (Unaudited)

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
INVESTMENT INCOME:

Dividends (Net of withholding taxes of $95,557, $3,183, $105, $1,106 and $807, respectively)	$13,749,130	$1,323,770	$127,927	$216,551	$250,758
Interest	19,781,404	–	–	–	–
Total Investment Income	33,530,534	1,323,770	127,927	216,551	250,758

EXPENSES:

Management fees	11,479,732	954,791	108,832	117,409	169,634
12b-1 distribution and service fees - Retail Class	3,261,982	–	–	–	–
12b-1 distribution and service fees	–	191,759	21,858	–	34,050
Dividend expense on securities sold short	–	–	–	–	165,336
Administration fee	604,598	–	–	–	–
Transfer agent fee	151,875	–	–	–	–
Interest expense	–	–	–	36	569
Custodian fees	132,137	–	–	–	–
Professional fees	85,978	–	–	–	–
Trustee fees	78,980	4,003	458	388	616
Registration fees	131,287	–	–	–	–
Shareholder report printing and mailing	177,183	–	–	–	–
Other expenses	53,066	–	–	–	–
Total Expenses	16,156,818	1,150,553	131,148	117,833	370,205
Net Investment Income/(Loss)	17,373,716	173,217	(3,221)	98,718	(119,447)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain/(loss) from:
Investments	59,362,774	11,773,852	(209,878)	730,143	(242,639)
Securities sold short	–	–	–	–	(66,657)
Foreign currency transactions	(65,224)	–	–	–	–
Net change in unrealized appreciation/(depreciation) on investments	(25,090,510)	(13,288,799)	(364,134)	55,814	219,375
Net change in unrealized appreciation on securities sold short	–	–	–	–	532,496
Net change in unrealized depreciation on foreign currency translation	(30,553)	–	–	–	–
Net Realized and Unrealized Gain/(Loss) on Investments	34,176,487	(1,514,947)	(574,012)	785,957	442,575
Net Increase/(Decrease) in Net Assets Resulting from Operations	$51,550,203	$(1,341,730)	$(577,233)	$884,675	$323,128

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	35

Statements of Changes in Net Assets	James Balanced: Golden Rainbow Fund

	For the Six Months Ended December 31, 2014 (Unaudited)	For the Year Ended June 30, 2014

FROM OPERATIONS:

Net investment income	$17,373,716	$29,345,350
Net realized gain from investments and foreign currency transactions	59,297,550	92,300,568
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(25,121,063)	252,558,077
Net Increase in net assets resulting from operations	51,550,203	374,203,995

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class Shares:
From net investment income	(11,340,135)	(21,653,078)
From net realized gain on investments	(88,883,032)	(20,059,389)
Institutional Class Shares:
From net investment income	(6,043,578)	(8,835,117)
From net realized gain on investments	(35,788,504)	(6,601,353)
Decrease in net assets from distributions to shareholders	(142,055,249)	(57,148,937)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	561,288,873	970,253,861
Net asset value of shares issued in reinvestment of distributions to shareholders	97,655,184	40,193,298
Payments for shares redeemed	(390,958,409)	(492,466,806)
Net Increase in net assets from Retail Class capital share transactions	267,985,648	517,980,353

Institutional Class Shares:
Proceeds from shares sold	348,445,623	337,410,291
Net asset value of shares issued in reinvestment of distributions to shareholders	29,189,661	8,869,386
Payments for shares redeemed	(77,224,179)	(173,813,285)
Net Increase in net assets from Institutional Class capital share transactions	300,411,105	172,466,392
Total Increase in Net Assets	477,891,707	1,007,501,803

NET ASSETS:

Beginning of period	3,299,003,146	2,291,501,343
End of period	$3,776,894,853	$3,299,003,146

Accumulated Net Investment Income/(Loss)	$(8,629)	$1,368

See Notes to Financial Statements.
36	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2014 (Unaudited)	For the Year Ended June 30, 2014

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	22,341,958	40,672,165
Shares issued in reinvestment of distributions to shareholders	3,953,941	1,676,454
Shares redeemed	(15,650,647)	(20,699,717)
Net Increase in shares outstanding	10,645,252	21,648,902
Shares outstanding, beginning of period	98,634,191	76,985,289
Shares outstanding, end of period	109,279,443	98,634,191

Institutional Class Shares:
Shares sold	14,089,874	14,287,435
Shares issued in reinvestment of distributions to shareholders	1,192,590	372,687
Shares redeemed	(3,109,155)	(7,356,017)
Net Increase in shares outstanding	12,173,309	7,304,105
Shares outstanding, beginning of period	32,170,576	24,866,471
Shares outstanding, end of period	44,343,885	32,170,576

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	37

Statements of Changes in Net Assets	James Small Cap Fund

	For the Six Months Ended December 31, 2014 (Unaudited)	For the Year Ended June 30, 2014

FROM OPERATIONS:

Net investment income/(loss)	$173,217	$(856)
Net realized gain from investments	11,773,852	30,606,598
Net change in unrealized depreciation on investments	(13,288,799)	(1,104,934)
Net Increase/(Decrease) in net assets resulting from operations	(1,341,730)	29,500,808

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	–	(4,195,369)
Decrease in net assets from distributions to shareholders	–	(4,195,369)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	11,610,410	52,552,673
Net asset value of shares issued in reinvestment of distributions to shareholders	–	3,188,000
Payments for shares redeemed	(24,274,177)	(78,780,404)
Net Decrease in net assets from capital share transactions	(12,663,767)	(23,039,731)
Total Increase/(Decrease) in Net Assets	(14,005,497)	2,265,708

NET ASSETS:

Beginning of period	163,536,913	161,271,205
End of period	$149,531,416	$163,536,913

Accumulated Net Investment Income/(Loss)	$27,095	$(146,122)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	354,330	1,650,863
Shares issued in reinvestment of distributions to shareholders	–	96,753
Shares redeemed	(745,270)	(2,548,336)
Net Decrease in shares outstanding	(390,940)	(800,720)
Shares outstanding, beginning of period	4,826,457	5,627,177
Shares outstanding, end of period	4,435,517	4,826,457

See Notes to Financial Statements.
38	www.jamesfunds.com

James Mid Cap Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2014 (Unaudited)	For the Year Ended June 30, 2014

FROM OPERATIONS:

Net investment income/(loss)	$(3,221)	$8,284
Net realized gain/(loss) from investments	(209,878)	1,353,284
Net change in unrealized appreciation/(depreciation) on investments	(364,134)	3,023,969
Net Increase/(Decrease) in net assets resulting from operations	(577,233)	4,385,537

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(8,282)	(44,965)
From net realized gain on investments	(1,523,310)	(445,588)
Decrease in net assets from distributions to shareholders	(1,531,592)	(490,553)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	1,837,290	3,235,678
Net asset value of shares issued in reinvestment of distributions to shareholders	1,395,032	445,408
Payments for shares redeemed	(1,826,135)	(3,587,463)
Net Increase in net assets from capital share transactions	1,406,187	93,623
Total Increase/(Decrease) in Net Assets	(702,638)	3,988,607

NET ASSETS:

Beginning of period	18,631,431	14,642,824
End of period	$17,928,793	$18,631,431

Accumulated Net Investment Income/(Loss)	$(3,220)	$8,283

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	118,357	219,801
Shares issued in reinvestment of distributions to shareholders	96,071	30,687
Shares redeemed	(115,578)	(245,358)
Net Increase in shares outstanding	98,850	5,130
Shares outstanding, beginning of period	1,134,521	1,129,391
Shares outstanding, end of period	1,233,371	1,134,521

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	39

Statements of Changes in Net Assets	James Micro Cap Fund

	For the Six Months Ended December 31, 2014 (Unaudited)	For the Year Ended June 30, 2014

FROM OPERATIONS:

Net investment income/(loss)	$98,718	$ (46,220)
Net realized gain from investments	730,143	3,491,006
Net change in unrealized appreciation/(depreciation) on investments	55,814	(296,945)
Net Increase in net assets resulting from operations	884,675	3,147,841

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(28,924)	(14,357)
From net realized gain on investments	(3,160,652)	–
Decrease in net assets from distributions to shareholders	(3,189,576)	(14,357)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	3,496,049	4,477,035
Net asset value of shares issued in reinvestment of distributions to shareholders	2,984,065	13,928
Payments for shares redeemed, net of redemption fees	(2,054,327)	(3,185,478)
Net Increase in net assets from capital share transactions	4,425,787	1,305,485
Total Increase in Net Assets	2,120,886	4,438,969

NET ASSETS:

Beginning of period	16,255,796	11,816,827
End of period	$18,376,682	$ 16,255,796

Accumulated Net Investment Income/(Loss)	$16,426	$ (53,368)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	226,535	284,561
Shares issued in reinvestment of distributions to shareholders	208,473	815
Shares redeemed	(120,829)	(197,895)
Net Increase in shares outstanding	314,179	87,481
Shares outstanding, beginning of period	934,124	846,643
Shares outstanding, end of period	1,248,303	934,124

See Notes to Financial Statements.
40	www.jamesfunds.com

James Long-Short Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2014 (Unaudited)	For the Year Ended June 30, 2014

FROM OPERATIONS:

Net investment loss	$(119,447)	$(74,753)
Net realized gain/(loss) from investments	(309,296)	164,164
Net change in unrealized appreciation on investments and securities sold short	751,871	2,595,332
Net Increase in net assets resulting from operations	323,128	2,684,743

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	12,784,320	8,883,357
Payments for shares redeemed	(5,414,618)	(3,816,320)
Net Increase in net assets from capital share transactions	7,369,702	5,067,037
Total Increase in Net Assets	7,692,830	7,751,780

NET ASSETS:

Beginning of period	23,446,040	15,694,260
End of period	$31,138,870	$23,446,040

Accumulated Net Investment Loss	$(165,003)	$(45,556)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	929,224	678,509
Shares redeemed	(391,618)	(321,186)
Net Increase in shares outstanding	537,606	357,323
Shares outstanding, beginning of period	1,698,565	1,341,242
Shares outstanding, end of period	2,236,171	1,698,565

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	41

Financial Highlights	James Balanced: Golden Rainbow Fund – Retail Class
For a share outstanding throughout the periods indicated.

	For the Six Months Ended December 31, 2014 (Unaudited)		For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010

Net asset value - beginning of year	$25.28		$22.55	$20.93	$20.66	$18.32	$16.69
Income from investment operations:
Net investment income	0.12	(a)	0.24 (a)	0.32 (a)	0.25	0.24	0.30
Net realized and unrealized gain	0.21		2.96	1.75	0.55	2.50	1.63
Total from investment operations	0.33		3.20	2.07	0.80	2.74	1.93

Less distributions:
From net investment income	(0.11)		(0.24)	(0.30)	(0.23)	(0.24)	(0.30)
From net realized gain on investments	(0.85)		(0.23)	(0.15)	(0.30)	(0.16)	–
Total distributions	(0.96)		(0.47)	(0.45)	(0.53)	(0.40)	(0.30)
Net asset value at end of year	$24.65		$25.28	$22.55	$20.93	$20.66	$18.32

Total return	1 .32	%(b)	14 .32%	9 .98%	3 .98%	15 .01%	11 .60%

Net assets, end of year (in thousands)	$2,694,239		$2,493,030	$1,735,736	$1,249,228	$937,696	$572,484

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0 .98	%(c)	1 .00%	1 .04%	1 .07%	1 .12%	1 .19%
Ratio of net investment income to average net assets	0 .92	%(c)	0 .99%	1 .45%	1 .26%	1 .27%	1 .68%
Portfolio turnover rate	29	%(b)	32%	58%	36%	36%	31%

(a)	Calculated using the average shares method.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.
42	www.jamesfunds.com

James Balanced: Golden Rainbow Fund – Institutional Class	Financial Highlights
For a share outstanding throughout the periods indicated.

For the Six Months Ended December 31, 2014 (Unaudited)			For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010

Net asset value - beginning of year	$25.05		$22.35	$20.81	$20.61	$18.33	$16.69
Income from investment operations:
Net investment income	0.15	(a)	0.29 (a)	0.38 (a)	0.33	0.32	0.34
Net realized and unrealized gain	0.22		2.94	1.73	0.52	2.47	1.65
Total from investment operations	0.37		3.23	2.11	0.85	2.79	1.99

Less distributions:
From net investment income	(0.15)		(0.30)	(0.42)	(0.35)	(0.35)	(0.35)
From net realized gain on investments	(0.85)		(0.23)	(0.15)	(0.30)	(0.16)	–
Total distributions	(1.00)		(0.53)	(0.57)	(0.65)	(0.51)	(0.35)
Paid-in capital from redemption fees	–		–	0.00 (b)	–	–	–
Net asset value at end of year	$24.42		$25.05	$22.35	$20.81	$20.61	$18.33

Total return	1 .51	%(c)	14 .59%	10 .26%	4 .22%	15 .27%	11.94%

Net assets, end of year (in thousands)	$1,082,656		$805,973	$555,766	$304,731	$130,870	$60,693

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0 .73	%(d)	0 .75%	0 .79%	0 .82%	0 .87%	1 .06%
Ratio of net investment income to average net assets	1 .16	%(d)	1 .24%	1 .71%	1 .52%	1 .52%	2 .06%
Portfolio turnover rate	29	%(c)	32%	58%	36%	36%	31%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	43

Financial Highlights	James Small Cap Fund
For a share outstanding throughout the periods indicated.

	For the Six Months Ended December 31, 2014 (Unaudited)		For the Year Ended June 30, 2014		For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010

Net asset value - beginning of year	$33.88		$28.66		$23.89	$23.88	$17.51	$14.18
Income/(Loss) from investment operations:
Net investment income/(loss)	0.04	(a)	(0.00)	(a)(b)	0.36 (a)	0.15	0.05	0.02
Net realized and unrealized gain/(loss)	(0.21)		6.12		4.92	(0.11)	6.35	3.33
Total from investment operations	(0.17)		6.12		5.28	0.04	6.40	3.35

Less distributions:
From net investment income	–		(0.90)		(0.51)	(0.03)	(0.03)	–
From net tax return of capital	–		–		–	–	–	(0.02)
Total distributions	–		(0.90)		(0.51)	(0.03)	(0.03)	(0.02)
Net asset value at end of year	$33.71		$33.88		$28.66	$23.89	$23.88	$17.51

Total return	(0.50)	%(c)	21 .46%		22 .51%	0 .16%	36.59%	23.61%

Net assets, end of year (in thousands)	$149,531		$163,537		$161,271	$134,727	$81,505	$65,443

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1 .50	%(d)	1 .50%		1 .50%	1 .50%	1 .50%	1 .50%
Ratio of net investment income/(loss) to average net assets	0 .23	%(d)	(0.00)	%(e)	1 .39%	0 .58%	0 .23%	0 .08%
Portfolio turnover rate	43	%(c)	62%		41%	89%	60%	38%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Amount rounds to less than (0.005%).

See Notes to Financial Statements.
44	www.jamesfunds.com

James Mid Cap Fund	Financial Highlights
For a share outstanding throughout the periods indicated.

For the Six Months Ended December 31, 2014 (Unaudited)			For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010

Net asset value - beginning of year	$16.42		$12.97	$10.69	$11.38	$8.59	$7.05
Income/(Loss) from investment operations:
Net investment income/(loss)	(0.00)	(a)(b)	0.01 (a)	0.08 (a)	0.04	0.01	0.02
Net realized and unrealized gain/(loss)	(0.49)		3.87	2.23	(0.64)	2.82	1.54
Total from investment operations	(0.49)		3.88	2.31	(0.60)	2.83	1.56

Less distributions:
From net investment income	(0.01)		(0.04)	(0.03)	(0.09)	(0.04)	(0.02)
From net realized gain on investments	(1.38)		(0.39)	–	–	–	–
Total distributions	(1.39)		(0.43)	(0.03)	(0.09)	(0.04)	(0.02)
Net asset value at end of year	$14.54		$16.42	$12.97	$10.69	$11.38	$8.59

Total return	(2.99)	%(c)	30.34%	21.68%	(5.26)%	32.97%	22.13%

Net assets, end of year (in thousands)	$17,929		$18,631	$14,643	$12,657	$13,403	$9,497

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50	%(d)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	(0.04)	%(d)	0.05%	0.64%	0.32%	0.13%	0.24%
Portfolio turnover rate	23	%(c)	31%	26%	36%	56%	37%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	45

Financial Highlights	James Micro Cap Fund
For a share outstanding throughout the periods indicated.

	For the Six Months Ended December 31, 2014 (Unaudited)		For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011(a)

Net asset value - beginning of year	$17.40		$13.96	$11.71	$11.91	$10.00
Income/(Loss) from investment operations:
Net investment income/(loss)	0.10	(b)	(0.05) (b)	0.14 (b)	(0.01)	(0.03)
Net realized and unrealized gain/(loss)	0.69		3.50	2.25	(0.13)	1.94
Total from investment operations	0.79		3.45	2.39	(0.14)	1.91

Less distributions:
From net investment income	(0.02)		(0.01)	(0.14)	–	–
From net realized gain on investments	(3.45)		–	–	(0.06)	–
Total distributions	(3.47)		(0.01)	(0.14)	(0.06)	–
Paid-in capital from redemption fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	–
Net asset value at end of year	$14.72		$17.40	$13.96	$11.71	$11.91

Total return	5 .17	%(d)	24 .75%	20 .64%	(1 .15)%	19 .10%

Net assets, end of year (in thousands)	$18,377		$16,256	$11,817	$10,173	$9,745

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1 .50	%(e)	1 .50%	1 .50%	1 .50%	1 .50%
Ratio of net investment income/(loss) to average net assets	1 .26	%(e)	(0 .31)%	1 .12%	(0 .14)%	(0 .31)%
Portfolio turnover rate	43	%(d)	96%	46%	85%	69%

(a)	Fund commenced operations on July 1, 2010.
(b)	Calculated using the average shares method.
(c)	Amount rounds to less than $0.005 per share.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.
46	www.jamesfunds.com

James Long-Short Fund	Financial Highlights
For a share outstanding throughout the periods indicated.

	For the Six Months Ended December 31, 2014 (Unaudited)		For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Period Ended June 30, 2011(a)

Net asset - value beginning of year	$13.80		$11.70	$9.99	$10.10	$10.00
Income/(Loss) from investment operations:
Net investment income/(loss)	(0.06)	(b)	(0.06) (b)	0.04 (b)	(0.04)	(0.00)	(c)
Net realized and unrealized gain/(loss)	0.19		2.16	1.71	(0.05)	0.10
Total from investment operations	0.13		2.10	1.75	(0.09)	0.10

Less distributions:
From net investment income	–		–	(0.04)	(0.02)	–
Total distributions	–		–	(0.04)	(0.02)	–
Net asset value at end of year	$13.93		$13.80	$11.70	$9.99	$10.10

Total return	0.94	%(d)	17.95%	17.57%	(0.93)%	1.00	%(d)

Net assets, end of year (in thousands)	$31,139		$23,446	$15,694	$9,160	$10,718

Ratios/Supplemental Data:
Ratio of net expenses to average net assets(e)	2.72	%(f)	2 .57%	2 .70%	2 .66%	1.73	%(f)
Ratio of net investment income/(loss) to average net assets	(0.88)	%(f)	(0.44)%	0 .35%	(0.44)%	(1.03)	%(f)
Portfolio turnover rate	31	%(d)	171%	58%	159%	0	%(d)

(a)	Fund commenced operations on May 23, 2011.
(b)	Calculated using the average shares method.
(c)	Amount rounds to less than ($0.005) per share.
(d)	Not Annualized.
(e)

Dividend and interest expense on securities sold short and interest expense totaled 1.22%, 1.07%, 1.20%, 1.15% and 0.23% (annualized) of average net assets for the six months ended December 31, 2014, the years ended June 30, 2014, June 30, 2013 and June 30, 2012 and for the period ended June 30, 2011, respectively.

(f)	Annualized.

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	47

Notes to Financial Statements	James Advantage Funds
December 31, 2014 (Unaudited)

1. ORGANIZATION

The James Advantage Funds (the “Trust”) is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund and James Micro Cap Fund are each a diversified series of the Trust, and James Long-Short Fund is a non-diversified series of the Trust (individually a “Fund,” collectively the “Funds”). Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. The Institutional Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other entities that are approved by management of the Trust).

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued.

James Small Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies. The Adviser defines small capitalization as those companies with market capitalizations at the time of purchase no larger than the stocks in the Fund’s benchmark, the Russell 2000® Index.

James Mid Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of mid capitalization companies. The Adviser defines mid capitalization companies as those with market capitalizations at the time of purchase that fall within the range of the S&P 400® MidCap Value Index.

James Micro Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including exchange traded funds (“ETFs”) that invest primarily in such securities.

James Long-Short Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in foreign and domestic equity securities that the Adviser believes are undervalued and more likely to appreciate, and by selling short equity securities that the Adviser believes are overvalued and more likely to depreciate. The Fund also may take long positions in domestic and foreign fixed income securities that the Adviser believes are more likely to appreciate in the interest rate and spread environment anticipated by the Adviser, and short positions in fixed income securities that the Adviser believes are more likely to depreciate in the interest rate and spread environment anticipated by the Adviser. The Fund seeks to achieve positive returns on both the long positions and short positions that it takes in various securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are considered an investment company for financial reporting purposes under GAAP.

Share Valuation

The net asset value per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The net asset value per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the James Micro Cap Fund are subject to a redemption fee of 2% if redeemed within 180 days of purchase. Redemption fees received by the James Micro Cap Fund were $38 and $1,956 for the six months ended December 31, 2014 and year ended June 30, 2014, respectively. The redemption fee is reflected in the “Payment for shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.

Securities Valuation

Securities are valued at fair value. The Funds’ portfolio securities, including short positions, are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business. Equity securities that are traded on any exchange, including closed-end funds and exchange-traded funds, are valued at the last quoted sale price on the exchange or market in which such securities are principally traded. Lacking a last sale price, a security is valued at its last bid price except when, in James’s opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ® over-the-counter market are valued at their NASDAQ® Official Closing Price (“NOCP”) for all NASDAQ® National Market (“NNM”) and NASDAQ® Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which a Fund calculates its net asset value) that materially affects a security’s value, when James determines that the market quotation does not accurately reflect the current value or when a non-144A restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines

48	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
December 31, 2014 (Unaudited)

adopted by and subject to review of the Board of Trustees. Fixed income securities may also be valued at evaluated prices provided by an independent, recognized pricing service, which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will approximate fair value. Shares of open-end investment companies are valued at net asset value.

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. The values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

The calculation of the share price of each Fund that holds foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of a Fund’s share price will be taken into account by the Adviser, subject to review by the Board of Trustees, in the determination of the value of those securities.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 -

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 -

Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, securities maturing within 60 days of the reporting date are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Semi-Annual Report | December 31, 2014	49

Notes to Financial Statements	James Advantage Funds
December 31, 2014 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2014:

James Balanced: Golden Rainbow Fund

		Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,807,240,611	$–	$–	$1,807,240,611
Closed-End Funds	1,635,595	–	–	1,635,595
Exchange Traded Funds	13,420,120	–	–	13,420,120
Corporate Bonds	–	257,185,946	–	257,185,946
Mortgage Backed Securities	–	46,554,544	–	46,554,544
U.S. Government Agencies	–	79,471,165	–	79,471,165
U.S. Treasury Bonds & Notes	1,273,257,019	–	–	1,273,257,019
Foreign Bonds	–	56,010,640	–	56,010,640
Municipal Bonds	–	133,461,613	–	133,461,613
Short Term Investments	202,180,713	–	–	202,180,713
Total	$3,297,734,058	$572,683,908	$–	$3,870,417,966

James Small Cap Fund
		Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$146,192,592	$–	$–	$146,192,592
Short Term Investments	3,278,562	–	–	3,278,562
Total	$149,471,154	$–	$–	$149,471,154

James Mid Cap Fund
		Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$17,201,265	$–	$–	$17,201,265
Short Term Investments	1,329,923	–	–	1,329,923
Total	$18,531,188	$–	$–	$18,531,188

James Micro Cap Fund
		Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$17,096,846	$–	$–	$17,096,846
Short Term Investments	1,151,168	–	–	1,151,168
Total	$18,248,014	$–	$–	$18,248,014

James Long-Short Fund
		Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$38,148,971	$–	$–	$38,148,971
Short Term Investments	448,095	–	–	448,095
Total	$38,597,066	$–	$–	$38,597,066

		Valuation Inputs
Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stocks	$(8,536,292)	$–	$–	$(8,536,292)
Rights(1)	$–	$–	$0	$0
TOTAL	$(8,536,292)	$–	$0	$(8,536,292)

*	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.
(1)	Furiex Pharmaceuticals, CVR rights are illiquid and considered Level 3. The market value of the rights was $0 as of 12/31/14.

50	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
December 31, 2014 (Unaudited)

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

James Long-Short Fund

Other Financial Instruments	Balance as of June 30, 2014	Realized Gain	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of December 31, 2014	Net change in unrealized appreciation/ depreciation included in the Statements of Operations attributable to Level 3 investments held at December 31, 2014
Securities Sold Short
Rights	$–	$–	$0	$0	$–	$–	$–	$0	$0
Total	$–	$–	$0	$0	$–	$–	$–	$0	$0

Investment Transactions

Investment transactions are recorded on a trade date basis. Gains and losses are determined using the specific identification method, which liquidates all losses first, before any gains. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The James Balanced: Golden Rainbow Fund will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of December 31, 2014, the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation

The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, provided by WM Reuters, at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized and between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate.

Short Sales and Segregated Cash

The James Long-Short Fund may actively sell short equity and fixed income securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. The Fund is required to pay any dividend or interest due on securities sold short. Such dividends and interest are recorded as an expense. The Fund may pay fees or charges on the assets borrowed for securities sold short.

All short sales are collateralized, as required by the Fund’s prime broker. The Fund maintains the collateral in segregated accounts consisting of cash and/or high-grade liquid assets sufficient to collateralize the market value of the Fund’s short positions.

Investment Income

Dividend income and dividend expense on long securities and securities sold short are recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Dividend income includes dividends earned on Real Estate Investment Trusts (“REITs”), which may include a return of capital. As such, important taxation issues may arise, which the Funds account for when information is provided by the issuing REIT.

Semi-Annual Report | December 31, 2014	51

Notes to Financial Statements	James Advantage Funds
December 31, 2014 (Unaudited)

Due to the actual character of dividends paid by REITs not being available until the end of the calendar year, the net investment income and long-term capital gains of the Funds can be different on the tax return compared to this annual report. Substantial unanticipated levels of return of capital may affect the Funds’ earnings and profits from which distributions are made.

Distributions received from Limited Partnership investments of a Fund are usually recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Dividends and Distributions to Shareholders

Net investment income, if any, is generally declared and distributed to shareholders of each Fund on at least an annual basis. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Allocation of Income and Expense

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Therefore, no federal tax provision is required.

As of and during the six months ended December 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The following information is computed on a tax basis for each item as of December 31, 2014:

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
Tax cost of portfolio investments	$3,390,792,919	$122,268,033	$12,178,747	$14,659,694	$33,218,787

Gross unrealized appreciation	$530,551,424	$32,348,878	$6,473,186	$3,957,873	$6,436,836
Gross unrealized depreciation	(50,926,377)	(5,145,757)	(120,745)	(369,553)	(1,058,557)
Net unrealized appreciation	479,625,047	27,203,121	6,352,441	3,588,320	5,378,279
Total	$479,625,047	$27,203,121	$6,352,441	$3,588,320	$5,378,279

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and GAAP.

The amounts and characteristic of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of December 31, 2014.

52	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
December 31, 2014 (Unaudited)

The tax character of distributions paid for the year ended June 30, 2014 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund

Ordinary Income	$30,488,195	$4,195,369	$44,965	$14,357	$–
Long-Term Capital Gains	26,660,742	–	445,588	–	–

Total	$57,148,937	$4,195,369	$490,553	$14,357	$–

The tax character of distributions paid for the year ended June 30, 2013 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund

Ordinary Income	$28,110,016	$2,605,549	$40,000	$119,999	$35,250
Long-Term Capital Gains	12,243,493	–	–	–	–

Total	$40,353,509	$2,605,549	$40,000	$119,999	$35,250

Post-Enactment Capital Losses

Under the tax code, Capital Losses are carried over to future tax years and will retain their character as either short-term or long-term capital losses. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Post-Act capital loss carryovers were utilized during the year-ended June 30, 2014, in the following amounts:

	Short Term	Long Term
James Small Cap Fund	$1,170,293	$–
James Micro Cap Fund	$897,692	$–

Pre-Enactment Capital Losses

During the year ended June 30, 2014, James Small Cap Fund utilized Pre-Act capital loss carryovers in the amount of $31,763,752 and had Pre-Act unused capital loss carryovers expiring June 30, 2018 in the amount of $8,759,066 at the end of the fiscal year.

Capital losses deferred to next tax year were as follows:

	Short Term	Long Term
James Long-Short Fund	$629,006	$–

The Funds elect to defer to the period ending June 30, 2015 capital losses recognized during the period November 1, 2013 through June 30, 2014 in the amount of:

Amount
James Small Cap Fund	$420,871

The Funds elect to defer to the year ended June 30, 2015 late year ordinary losses in the amount of:

Amount
James Small Cap Fund	$146,122
James Micro Cap Fund	53,368
James Long-Short Fund	45,556

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term U.S. Government obligations for the six months ended December 31, 2014 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$781,765,557	$757,358,342

Purchases and sales (including maturities) of investments in other long-term securities for the six months ended December 31, 2014 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$655,421,690	$252,276,065
James Small Cap Fund	62,723,694	73,268,228
James Mid Cap Fund	3,858,589	3,817,216
James Micro Cap Fund	7,156,481	6,457,900
James Long-Short Fund	24,637,121	8,808,044

For the six months ended December 31, 2014, the cost of securities purchased to cover short sales and the proceeds from securities sold short were $26,085,275 and $25,818,766, respectively, for the Long-Short Fund.

Semi-Annual Report | December 31, 2014	53

Notes to Financial Statements	James Advantage Funds

December 31, 2014 (Unaudited)

4. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement

The Funds retain James to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day-to-day management of each Fund’s portfolio. The Funds pay James on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets.

James Balanced: Golden Rainbow Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.74%
Over $500 million and including $1 billion	0.70%
Over $1 billion and including $2 billion	0.65%
Over $2 billion	0.60%

James Small Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Mid Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Micro Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.50%
Over $500 million	1.45%

James Long-Short Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

Advisory fees for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund are reduced by the fees and expenses of the non-interested person trustees incurred by the applicable Fund.

Under the investment management agreement, James is responsible for the payment of all operating expenses of the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund, except for brokerage fees and commissions, taxes, interest (including dividend expense on securities sold short), fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary expenses.

Administrative Services Agreement

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by James Balanced: Golden Rainbow Fund, for itself, and paid by James for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund, subject to a minimum monthly fee. Pursuant to an administrative agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations.

Transfer Agency and Services Agreement

ALPS, pursuant to a Transfer Agency and Services Agreement with the Trust, serves as transfer agent for the Funds. Under the Transfer Agency and Services Agreement, ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. These fees and reimbursements for out-of-pocket expenses are paid and reimbursed by James Balanced: Golden Rainbow Fund, for itself, and by James for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund.

Plans of Distribution

Each Fund (only the Retail Class of the James Balanced: Golden Rainbow Fund), other than the James Micro Cap Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to James, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by each Fund (the Retail Class of the James Balanced: Golden Rainbow Fund), other than the James Micro Cap Fund, under its Plan is 0.25% of its average daily net assets for the year. The Plans are compensation plans, which means that payments are made to James regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and James is permitted to retain the excess. It is also possible that 12b-1 expenses paid by James for a period will exceed the payments received by James, in which case James may pay such excess expenses out of its own resources. Payments received by James under the Plans are in addition to the fees paid to James pursuant to the Management Agreements. The Plans require that James act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution and shareholder services expenses on

54	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
December 31, 2014 (Unaudited)

behalf of the Funds. The Funds’ distributor, ALPS Distributors, Inc., validates all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before James will make such payments. The expenses of the Funds’ Plans are reflected as 12b-1 distribution and service fees – Retail Class on the Statements of Operations.

5. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. LINE OF CREDIT

Each Fund has a revolving line of credit agreement with U.S. Bank, N.A. (the “Bank”). Borrowings under these arrangements are secured by investments held in the Funds’ portfolios as notated on the Schedules of Investments and bear interest at the Bank’s prime rate. For the six months ended December 31, 2014, the James Micro Cap Fund and the James Long-Short Fund utilized their line of credit. The average amount of borrowings was $100,000 over 4 days with a weighted-average interest rate of 3.25% for the James Micro Cap Fund and the average amount of borrowings was $2,100,000 for one day with a weighted-average interest rate of 3.25% for the James Long-Short Fund. As of December 31, 2014, the James Micro Cap Fund and the James Long-Short Fund did not have outstanding balances with respect to the line of credit. Interest on funded and unfunded loans can be found under interest expense on the Statements of Operations. For the remaining Funds, there were no borrowings on their line of credit during the year. Each Fund’s line of credit agreement expired on July 14, 2014 and was renewed for one year. The terms of the agreements can be characterized as follows:

Fund	Maximum Balance Available	Interest Rate		Expiration Date
James Balanced: Golden Rainbow Fund	$50,000,000	Prime Rate	*	July 15, 2015
James Small Cap Fund	$6,500,000	Prime Rate	*	July 13, 2015
James Mid Cap Fund	$715,000	Prime Rate	*	July 13, 2015
James Micro Cap Fund	$540,000	Prime Rate	*	July 13, 2015
James Long-Short Fund	$3,000,000	Prime Rate	*	July 13, 2015

*	The rate at which the Bank announces as its prime lending rate.

Semi-Annual Report | December 31, 2014	55

Additional Information	James Advantage Funds
December 31, 2014 (Unaudited)

PROXY VOTING GUIDELINES

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

James files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-800-995-2637. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHAREHOLDER MEETING

A special meeting of the shareholders of the Funds was held November 10, 2014 (the “Shareholder Meeting”) at the offices of the Funds’ Adviser, James Investment Research, Inc., 1349 Fairground Rd. Xenia, Ohio for the purpose of electing six Trustees to the Board of Trustees of the Trust. At the Shareholder Meeting, Anthony P. D’Angelo, Leslie L. Brandon, Ronald D. Brown, Robert F. Chelle, Barry R. James and Richard C. Russell were each elected as Trustees. All except Mr. James are Independent Trustees of the Board of the Trust. Mr. James is the president of James Investment Research, Inc.

The Trustees were elected as Trustees of the Board of the Trust effective as of November 10, 2014. As a result, the Trustees will hold office until their successors are duly elected and qualified. If a Trustee should be unable to serve his term or resign, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position.

56	www.jamesfunds.com

James Advantage Funds	Trustee Election
December 31, 2014 (Unaudited)

TRUSTEE ELECTION

At a special meeting of shareholders of the Funds held on November 10, 2014,  the shareholders voted to adopt the following proposal:

Proposal 1: To Elect Six Trustees to the Board of the Trust

	For	% For	Withheld	% Withheld
Leslie L. Brandon	128,444,817.029	98.275%	2,255,230.340	1.725%
Ronald D. Brown	128,678,489.475	98.454%	2,021,557.894	1.546%
Robert F. Chelle	128,599,717.289	98.394%	2,100,330.080	1.606%
Anthony P. D’Angelo	127,950,514.931	97.897%	2,749,532.438	2.103%
Barry R. James	114,372,433.109	87.508%	16,327,614.260	12.492%
Richard C. Russell	128,576,614.448	98.376%	2,123,432.921	1.624%

Semi-Annual Report | December 31, 2014	57

Privacy Policy	James Advantage Funds
December 31, 2014 (Unaudited)

Facts

What does James Advantage Funds do with your personal information?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•	Social Security number and wire transfer instructions
•	account transactions and transaction history
•	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Advantage Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does James Advantage Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

Questions? Call 1-800-99 James

What we do:
How does James Advantage Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does James Advantage Funds collect my personal information?	We collect your personal information, for example, when you • open an account or deposit money
• direct us to buy securities or direct us to sell your securities
• seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates’ everyday business purposes – information about your creditworthiness.
• affiliates from using your information to market to you.
• sharing for nonaffiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
• Our affiliates include financial companies, such as James Investment Research, Inc. and James Capital Alliance.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.
• James Advantage Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• James Advantage Funds does not jointly market.

58	www.jamesfunds.com

JAMES ADVANTAGE FUNDS

For information about the Funds,
or to make inquiries about the Funds, please
call 1-800-99JAMES (1-800-995-2637).

www.jamesfunds.com

INVESTMENT ADVISER
James Investment Research, Inc.
P.O. Box 8
Alpha, Ohio 45301
info@jamesfunds.com

CUSTODIAN
U.S. Bank
425 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
ALPS Fund Services, Inc.
1290 Broadway
Suite 1100
Denver, Colorado 80203

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
250 East Fifth Street
Suite 1900
Cincinnati, Ohio 45202

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

LEGAL COUNSEL
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, Colorado 80202

Item 2. Code of Ethics.

Not applicable to this Report.

Item 3. Audit Committee Financial Expert.

Not applicable to this Report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this Report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications required by Item 12(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The James Advantage Funds

By:	/s/ Barry R. James
Barry R. James
President

Date: March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barry R. James
Barry R. James
President (Principal Executive Officer)

Date: March 9, 2015

By:	/s/ Thomas L. Mangan
Thomas L. Mangan
Chief Financial Officer (Principal Financial Officer)

Date: March 9, 2015